Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Forward-Looking Statements This Supplemental Information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statement made by us. These risks and uncertainties include, but are not limited to: uncertainties regarding the impact of the COVID-19 pandemic, and restrictions intended to prevent its spread on our business and the economy generally; adverse economic and real estate developments in Northern and Southern California, the Pacific Northwest and Western Canada; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; and the consequences of any possible future terrorist attacks. These factors are not exhaustive. For a discussion of important risks related to Hudson Pacific Properties, Inc.’s business and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Hudson Pacific Properties, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and other risks described in documents subsequently filed by Hudson Pacific Properties, Inc. from time to time with the SEC. You are cautioned that the information contained herein speaks only as of the date hereof and Hudson Pacific Properties, Inc. assumes no obligation to update any forward-looking information, whether as a result of new information, future events or otherwise. Hudson Pacific Properties, Inc. is referred to herein as the “Company,” “Hudson Pacific,” “we,” “us,” or “our.” Non-GAAP Measures This Supplemental Information includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental Information. Definitions of these non-GAAP financial measures can be found in the Definitions section of this Supplemental starting on page 53. The Company also presents the “Company’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Management believes that presenting the “Company’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures, and in some cases the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the joint venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting the Company’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  Page 2 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Table of Contents Page Executive Summary, Corporate Data, Executive Management, Board of Directors, Equity Research Coverage, Fixed Income Coverage and Rating 4 Agencies Financial Information 9 Consolidated Balance Sheets 10 Consolidated Statements of Operations 11 Funds from Operations 12 Adjusted Funds from Operations 14 Same-Store Property Performance—Consolidated 15 Same-Store Property Performance—Company's Share 17 Net Operating Income Detail (NOI) 19 Debt Summary 21 Capital Structure 23 Unsecured and Secured Debt Maturities, Composition and Covenant 24 Compliance Operational and Portfolio Information 26 In-Service Office Properties 27 In-Service Office Properties by Location 30 Studio Properties 32 Land Properties 33 Corporate Headquarters: Repositioning, Redevelopment, Development and Held For Sale Properties 34 11601 Wilshire Boulevard, 9th Floor, Los Angeles, CA 90025 Under Construction and Future Development Projects 36 (310) 445-5700 Recently Completed, Under Construction and Planned Project Images 38 Office Tenant Industry Diversification 39 Website: Fifteen Largest Office Tenants 40 Office Property Leasing Activity 42 HudsonPacificProperties.com Commenced Office Leases with Non-Recurring Upfront Abatements 44 Uncommenced Office Leases—Next Eight Quarters 45 NYSE Trading Symbol: Backfilled Office Leases—Next Eight Quarters 46 Expiring Office Leases—Next Eight Quarters 48 HPP Expiring Office Leases—Annual 51 Definitions and Reconciliations 52 Investor Relations: Definitions 53 Laura Campbell Reconciliation of Net Income (Loss) to Net Operating Income 55 Senior Vice President, Investor Relations and Marketing (310) 622-1702 Reconciliation of Net Income (Loss) to Company's Share of Net Operating 56 Income Reconciliation of Consolidated Debt, Net to Adjusted EBITDAre (Annualized) 57 Page 3 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Executive Summary Hudson Pacific Properties acquires, redevelops and develops creative office Capital Transactions and studio properties in the West Coast tech and media epicenters of Los • Announced a joint venture through which funds affiliated with Blackstone Angeles, Silicon Valley, San Francisco, Seattle and Vancouver. We are the Property Partners will purchase a 49% interest in Hudson Pacific’s Hollywood leading institutional owner of office space in Silicon Valley, the largest Media Portfolio, a 2.2 million-square-foot collection of studio and office independent owner/operator of studios in Los Angeles, and our portfolio properties with a gross valuation of $1.65 billion totals nearly 19 million square feet, including land for development, in our core markets. Our top-tier assets combined with our leasing and • Expected closing in third quarter 2020 with a $900.0 million mortgage loan management expertise have enabled us to cultivate a tenant base of premier with an initial two-year term and annual interest rate of LIBOR plus 2.15% blue-chip and growth companies, like Google and Netflix. Our strategic focus Balance Sheet is value creation through less capital- and time-intensive repositionings and redevelopments, although our deep in-house expertise allows us to execute • Investment grade credit rated with $1.1 billion of total liquidity on a full range of opportunities—from incremental lease-up to cutting-edge • Weighted average term to maturity of 5.7 years with only one $65 million new construction. maturity in third quarter 2020 and no maturities thereafter until 2022 Financials (Compared to Second Quarter 2019) Dividends • Net income attributable to common stockholders of $3.7 million ($0.02 • Declared and paid a quarterly dividend of $0.25 per share on common stock per diluted share) compared to net income to common stockholders of COVID-19 Update $9.8 million ($0.06 per diluted share) • Launched comprehensive tenant reintegration program informed by local • FFO, excluding specified items, of $76.8 million ($0.50 per diluted share) government guidelines, and input from larger tenants and internal and compared to $75.5 million ($0.48 per diluted share) external subject matter experts • Total revenue increased 1.0% to $198.6 million • 97.3% of second quarter total rents collected, specifically 99.0% of office, Office Highlights 100.0% of studio and 48.7% of storefront retail rents (excludes rents deferred or abated in accordance with COVID-19-related lease amendments) • Executed 37 new and renewal leases totaling 107,429 square feet, with GAAP and cash rent growth of 19.3% and 7.5%, respectively • Construction projects continue unabated: Harlow, which is substantially complete, will deliver in third quarter 2020; One Westside, which is fully • Stabilized and in-service office portfolios were 95.1% and 94.0% leased, funded and pre-leased, will deliver in first quarter 2022 respectively Guidance • Net operating income and cash net operating income for the 39 same- store properties decreased 5.2% and 3.7%, respectively • Due to ongoing uncertainties regarding the COVID-19 pandemic, the Company has not reinstated earnings guidance for the balance of 2020 Studio Highlights • Trailing 12-month occupancy for the three same-store studio properties Conference Call Information: was 92.7% Thursday, July 30, 2020 at 11:00 AM PST / 2:00 PM EST • Net operating income and cash net operating income for the three same- store studio properties decreased 21.3% and 26.7%, respectively (877) 407-0784 (U.S.) | (201) 689-8560 (International) Page 4 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Corporate Data(1) Unaudited, in thousands, except per share data June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 Number of office properties owned 52 52 52 52 53 Office square feet(2) 14,856,553 14,851,524 14,850,480 14,852,478 15,321,814 Same-store office square feet(2)(3) 10,207,076 10,211,724 8,553,011 8,555,255 7,886,740 Same-store office leased rate as of end of period(3) 94.5% 95.3% 96.0% 95.9% 96.0% Stabilized office square feet(2)(4) 12,924,852 12,689,728 12,840,086 12,099,873 11,986,787 Stabilized office leased rate as of end of period(4) 95.1% 95.9% 96.4% 96.4% 96.6% In-service office square feet(2)(5) 13,880,531 13,876,339 14,122,684 13,839,392 13,858,007 In-service office leased rate as of end of period(5) 94.0% 94.8% 95.1% 94.7% 94.5% Number of studio properties owned 3 3 3 3 3 Same-store studio square feet(2)(6) 1,224,403 1,224,403 1,213,203 1,213,203 1,171,707 Same-store studio leased rate as of end of period(7) 92.7% 92.4% 92.6% 92.8% 92.6% Non-same-store studio square feet(2) N/A N/A 11,200 11,200 52,696 Non-same-store studio leased rate as of end of period N/A N/A 81.3% 93.4% 100.0% Number of land properties owned 7 7 7 7 8 Land properties estimated square feet(8) 2,681,376 2,681,376 2,681,376 2,681,376 3,627,726 Total portfolio square feet 18,762,332 18,757,303 18,756,259 18,758,257 20,173,943 Company’s share of debt, net(9)(10) $ 3,009,488 $ 2,928,874 $ 2,865,397 $ 2,755,099 $ 2,870,591 Company’s share of market capitalization(9)(10) $ 6,948,827 $ 6,928,704 $ 8,813,870 $ 8,025,202 $ 8,118,648 Adjusted EBITDAre (annualized) / Consolidated debt, net(10) 7.0x 6.8x 6.4x 6.3x 6.9x Company’s share of debt, net/Company’s share of market capitalization(9)(10) 43.3% 42.3% 32.5% 34.3% 35.4% Share data: FFO(10), excluding specific items, per common stock/unit—diluted(11) $ 0.50 $ 0.54 $ 0.55 $ 0.51 $ 0.48 Range of closing prices(11) $ 19.89 - 29.27 $ 16.78 - 38.70 $ 32.83 - 37.65 $ 32.96 - 35.41 $ 32.54 - 35.34 Closing price at quarter end $ 25.16 $ 25.36 $ 37.65 $ 33.46 $ 33.27 Weighted average fully diluted common stock/units outstanding(10) 155,013 157,501 156,229 156,011 156,175 Shares of common stock/units outstanding at end of period(10) 156,572 157,722 157,994 157,505 157,741 (1) Represents 100% share of consolidated and unconsolidated joint ventures, except with respect to the Company’s Share of debt, net, market capitalization, and the quotient of those amounts. (2) Property square footage has been determined by management based upon estimated leasable square feet, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to re-measurement or re-leasing. (3) Same-store office defined as all properties owned and included in our office portfolio as of April 1, 2019 and still owned and included in our office portfolio as of June 30, 2020. (4) Stabilized office square feet and leased rate excludes the lease-up, land, repositioning, redevelopment, development and held for sale properties described on pages 28, 33 and 34. (5) In-service office square feet and leased rate includes the stabilized office and lease-up properties described on pages 27 and 28. (6) Same-store studio defined as all properties owned and included in our studio portfolio as of April 1, 2019 and still owned and included in our studio portfolio as of June 30, 2020. (7) Percent leased for same-store studio is the average percent leased for the 12 months ended as of the quarter indicated. (8) Square footage for land properties represents management’s estimate of developable square footage, the majority of which remains subject to receipt of entitlement approvals not yet obtained. Includes the pending purchase of Washington 1000. (9) See capital structure on page 23 for additional detail. Periods prior to March 31, 2020 have been retrospectively adjusted to reflect the presentation of the Company’s share of debt, net of cash and cash equivalents. (10) See definitions starting on page 53. (11) For the quarter indicated. Page 5 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Executive Management Our Executive Management is comprised of highly seasoned, approachable experts who embrace innovation and always think outside the box. Together, they have decades of experience leading successful publicly traded companies. They have bought, sold, operated, built and re-built real estate properties across cycles and in every major West Coast market, and in the process cultivated unparalleled industry relationships. Our culture starts at the top—a collaborative, entrepreneurial spirit, combined with integrity and a deep sense of fiduciary responsibility. Victor J. Coleman Kay L. Tidwell Chief Executive Officer Executive Vice President, General Counsel and Secretary Mark Lammas President and Treasurer Laura Campbell Senior Vice President, Investor Relations Alex Vouvalides and Marketing Chief Investment Officer and Chief Operating Officer Drew B. Gordon Christopher Barton Senior Vice President, Northern Executive Vice President, Development and California Capital Improvements Gary Hansel Joshua A. Hatfield Senior Vice President, Southern Executive Vice President, Operations California Harout Diramerian Bill Humphrey Chief Financial Officer Senior Vice President, Sunset Studios Steven Jaffe Andrea Rupp Chief Risk Officer Senior Vice President, Human Resources Dale Shimoda Andy Wattula Executive Vice President, Finance Senior Vice President, Pacific Northwest Arthur X. Suazo Chuck We Executive Vice President, Leasing Senior Vice President, Western Canada Page 6 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Board of Directors Our accomplished Directors are committed to sound corporate governance, and ensuring full compliance and accountability to shareholders in accordance with all laws and regulations. We believe that dedication to these principles and the highest ethical standards is essential to both short- and long-term value creation and preservation. We also recognize and embrace board diversity in all its facets—skills, experience, gender, ethnicity, race—as essential to maintaining our competitive advantage and attaining our strategic objectives. Victor J. Coleman Christy Haubegger Chairman of the Board, Chief Executive Officer, Executive Vice President and Chief Hudson Pacific Properties, Inc. Enterprise Inclusion Officer, WarnerMedia Theodore R. Antenucci Mark D. Linehan President and Chief Executive Officer, President and Chief Executive Officer, Catellus Development Corporation Wynmark Company Richard B. Fried Robert M. Moran, Jr. Managing Member, Farallon Capital Co-Founder and Co-Owner, FJM Management, L.L.C. Investments LLC Jonathan M. Glaser Barry A. Porter Managing Member, JMG Capital Management Managing General Partner, Clarify LLC Partners L.P. Robert L. Harris II Andrea Wong Executive Chairman (retired), Acacia Research President (retired), International Corporation Production, Sony Pictures Television Page 7 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Equity Research Coverage BofA Securities Mizuho James Feldman Haendel St. Juste (646) 855-5808 (212) 209-9300 BTIG Morgan Stanley Tom Catherwood Vikram Malhotra (212) 738-6140 (212) 761-7567 Citigroup Piper Sandler & Company Michael Bilerman | Emmanuel Korchman Alexander Goldfarb (212) 816-1383 | (212) 816-1382 (212) 466-7937 D.A. Davidson Robert W. Baird & Company Barry Oxford David Rodgers (212) 240-9871 (216) 737-7341 Goldman Sachs Scotiabank Richard Skidmore Nicholas Yulico (801) 741-5459 (212) 225-6904 Green Street Advisors SMBC Nikko Securities Daniel Ismail Richard Anderson (949) 640-8780 (646) 521-2351 Jefferies LLC Wells Fargo Securities Peter Abramowitz Blaine Heck (212) 336-7241 (443) 263-2949 KeyBanc Capital Markets Craig Mailman (917) 368-2316 Fixed Income Coverage Rating Agencies Wells Fargo Fitch Ratings Moody’s Investor Service Thierry Perrein Stephen Boyd Alice Chung (704) 410-3252 (212) 908-9153 (212) 553-2949 Standard & Poor’s Fernanda Hernandez (212) 438-1347 Page 8 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Financial Information

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Consolidated Balance Sheets In thousands, except share data June 30, 2020 December 31, 2019 (Unaudited) ASSETS Investment in real estate, net $ 6,452,775 $ 6,370,849 Cash and cash equivalents 45,052 46,224 Restricted cash 11,819 12,034 Accounts receivable, net 14,251 13,007 Straight-line rent receivables, net 221,464 195,328 Deferred leasing costs and lease intangible assets, net 265,550 285,448 U.S. Government securities 137,940 140,749 Operating lease right-of-use asset 267,226 269,029 Prepaid expenses and other assets, net 127,946 68,974 Investment in unconsolidated real estate entity 62,685 64,926 TOTAL ASSETS $ 7,606,708 $ 7,466,568 LIABILITIES AND EQUITY Liabilities Unsecured and secured debt, net $ 2,973,367 $ 2,817,910 In-substance defeased debt 133,387 135,030 Joint venture partner debt 66,136 66,136 Accounts payable, accrued liabilities and other 322,799 212,673 Operating lease liability 271,629 272,701 Lease intangible liabilities, net 26,111 31,493 Security deposits and prepaid rent 75,433 86,188 Total liabilities 3,868,862 3,622,131 Redeemable preferred units of the operating partnership 9,815 9,815 Redeemable non-controlling interest in consolidated real estate entities 126,400 125,260 Equity Hudson Pacific Properties, Inc. stockholders’ equity Common stock, $0.01 par value, 490,000,000 authorized, 153,319,333 shares and 154,691,052 shares outstanding at June 30, 2020 1,534 1,546 and December 31, 2019, respectively Additional paid-in capital 3,317,192 3,415,808 Accumulated other comprehensive loss (15,888) (561) Total Hudson Pacific Properties, Inc. stockholders’ equity 3,302,838 3,416,793 Non-controlling interest—members in consolidated entities 270,026 269,487 Non-controlling interest—units in the operating partnership 28,767 23,082 Total equity 3,601,631 3,709,362 TOTAL LIABILITIES AND EQUITY $ 7,606,708 $ 7,466,568 Page 10 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Consolidated Statements of Operations Unaudited, in thousands, except share data Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 REVENUES Office Rental $ 180,654 $ 172,256 $ 361,767 $ 342,453 Service and other revenues 3,654 6,791 8,968 12,452 Total office revenues 184,308 179,047 370,735 354,905 Studio Rental 12,128 14,521 25,043 26,915 Service and other revenues 2,174 3,088 9,059 12,225 Total studio revenues 14,302 17,609 34,102 39,140 Total revenues 198,610 196,656 404,837 394,045 OPERATING EXPENSES Office operating expenses 64,611 60,896 128,471 121,711 Studio operating expenses 7,951 9,539 18,601 20,648 General and administrative 17,897 18,344 36,515 36,438 Depreciation and amortization 73,516 69,606 147,279 138,111 Total operating expenses 163,975 158,385 330,866 316,908 OTHER (EXPENSE) INCOME Income (loss) from unconsolidated real estate entity 410 (85) 174 (85) Fee income 556 — 1,166 — Interest expense (27,930) (26,552) (54,347) (50,902) Interest income 1,048 1,008 2,073 2,032 Transaction-related expenses (157) — (259) (128) Unrealized loss on non-real estate investment (2,267) — (2,848) — Impairment loss — — — (52,201) Other income 716 181 1,030 75 Total other expense (27,624) (25,448) (53,011) (101,209) Net income (loss) 7,011 12,823 20,960 (24,072) Net income attributable to preferred units (153) (153) (306) (306) Net income attributable to participating securities (10) (48) (39) (356) Net income attributable to non-controlling interest in consolidated real estate entities (3,890) (3,317) (7,407) (6,138) Net loss attributable to redeemable non-controlling interest in consolidated real estate entities 770 558 1,403 1,158 Net (income) loss attributable to non-controlling interest in the operating partnership (37) (77) (143) 108 NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS $ 3,691 $ 9,786 $ 14,468 $ (29,606) BASIC AND DILUTED PER SHARE AMOUNTS Net income (loss) attributable to common stockholders—basic $ 0.02 $ 0.06 0.09 (0.19) Net income (loss) attributable to common stockholders—diluted $ 0.02 $ 0.06 0.09 (0.19) Weighted average shares of common stock outstanding—basic 153,306,976 154,384,586 153,869,789 154,390,340 Weighted average shares of common stock outstanding—diluted 155,621,513 154,687,261 156,515,326 154,390,340 Page 11 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Funds from Operations(1) Unaudited, in thousands, except per share data Three Months Ended Quarter To Date June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 NET INCOME $ 7,011 $ 13,949 $ 16,963 $ 62,955 $ 12,823 Adjustments: Depreciation and amortization—Consolidated 73,516 73,763 74,196 69,781 69,606 Depreciation and amortization—Corporate-related (574) (565) (557) (543) (530) Depreciation and amortization—Company’s Share from unconsolidated real estate entity 1,355 1,381 1,650 1,751 563 Gain on sale of real estate — — — (47,100) — Unrealized loss on non-real estate investment(2) 2,267 581 — — — FFO attributable to non-controlling interests (6,801) (7,093) (7,544) (7,463) (6,831) FFO attributable to preferred units (153) (153) (153) (153) (153) FFO to common stockholders and unitholders 76,621 81,863 84,555 79,228 75,478 Specified items impacting FFO: Transaction-related expenses 157 102 208 331 — One-time straight-line rent reserve — 2,620 — — — One-time debt extinguishment cost — — 601 — — FFO (EXCLUDING SPECIFIED ITEMS) TO COMMON $ $ $ $ $ STOCKHOLDERS AND UNITHOLDERS 76,778 84,585 85,364 79,559 75,478 Weighted average common stock/units outstanding—diluted 155,013 157,501 156,229 156,011 156,175 FFO per common stock/unit—diluted $ 0.49 $ 0.52 $ 0.54 $ 0.51 $ 0.48 FFO (excluding specified items) per common stock/unit—diluted $ 0.50 $ 0.54 $ 0.55 $ 0.51 $ 0.48 Page 12 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Funds from Operations (continued) Unaudited, in thousands, except per share data Six Months Three Months Twelve Months Nine Months Six Months Ended Ended Ended Ended Ended Year To Date June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 NET INCOME (LOSS) $ 20,960 $ 13,949 $ 55,846 $ 38,883 $ (24,072) Adjustments: Depreciation and amortization—Consolidated 147,279 73,763 282,088 207,892 138,111 Depreciation and amortization—Corporate-related (1,139) (565) (2,153) (1,596) (1,053) Depreciation and amortization—Company’s Share from unconsolidated real estate entity 2,736 1,381 3,964 2,314 563 Gain on sale of real estate — — (47,100) (47,100) — Impairment loss — — 52,201 52,201 52,201 Unrealized loss on non-real estate investment(2) 2,848 581 — — — FFO attributable to non-controlling interests (13,894) (7,093) (28,576) (21,032) (13,569) FFO attributable to preferred units (306) (153) (612) (459) (306) FFO to common stockholders and unitholders 158,484 81,863 315,658 231,103 151,875 Specified items impacting FFO: Transaction-related expenses 259 102 667 459 128 One-time straight-line rent reserve 2,620 2,620 — — — One-time debt extinguishment cost — — 744 143 143 FFO (EXCLUDING SPECIFIED ITEMS) TO COMMON $ $ $ $ $ STOCKHOLDERS AND UNITHOLDERS 161,363 84,585 317,069 231,705 152,146 Weighted average common stock/units outstanding—diluted 155,908 157,501 156,113 155,912 156,091 FFO per common stock/unit—diluted $ 1.02 $ 0.52 $ 2.02 $ 1.48 $ 0.97 FFO (excluding specified items) per common stock/unit—diluted $ 1.03 $ 0.54 $ 2.03 $ 1.49 $ 0.97 (1) See definitions starting on page 53. (2) We recognized a $0.6 million and $2.3 million unrealized loss on an unconsolidated non-real estate investment accounted for using the cost method approach during the first and second quarter 2020, respectively. In December 2018, NAREIT issued a FFO White Paper providing an option to include these mark-to-market adjustments in our calculation of FFO. During fourth quarter 2018, we elected this option retroactively. Page 13 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Adjusted Funds from Operations(1) Unaudited, in thousands Three Months Ended Quarter To Date June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 FFO $ 76,621 $ 81,863 $ 84,555 $ 79,228 $ 75,478 Adjustments: GAAP non-cash revenue (straight-line rent and above/below-market ) ) ) ) ) rents) (14,330 (15,884 (15,344 (12,097 (12,497 GAAP non-cash expense (straight-line rent expense and above/ below-market ground rent) 826 826 853 853 853 Amortization of deferred financing costs and loan discounts/ premiums, net 1,281 1,283 1,875 1,428 1,445 Recurring capital expenditures, tenant improvements and lease ) ) ) ) ) commissions (20,980 (24,144 (35,205 (28,459 (26,144 Non-cash compensation expense 4,723 4,895 4,088 5,176 5,067 AFFO $ 48,141 $ 48,839 $ 40,822 $ 46,129 $ 44,202 Dividends paid to common stock and unitholders $ 38,890 $ 38,883 $ 39,129 $ 39,132 $ 39,137 AFFO payout ratio 80.8% 79.6% 95.9% 84.8% 88.5% Six Months Three Months Twelve Months Nine Months Six Months Ended Ended Ended Ended Ended Year To Date June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 FFO $ 158,484 $ 81,863 $ 315,658 $ 231,103 $ 151,875 Adjustments: GAAP non-cash revenue (straight-line rent and above/below-market ) ) ) ) ) rents) (30,214 (15,884 (58,891 (43,547 (31,450 GAAP non-cash expense (straight-line rent expense and above/ below-market ground rent) 1,652 826 3,412 2,559 1,706 Amortization of deferred financing costs and loan discounts/ premiums, net 2,564 1,283 6,324 4,449 3,021 Recurring capital expenditures, tenant improvements and lease ) ) ) ) ) commissions (45,124 (24,144 (145,119 (109,914 (81,455 Non-cash compensation expense 9,618 4,895 19,481 15,393 10,217 AFFO $ 96,980 $ 48,839 $ 140,865 $ 100,043 $ 53,914 Dividends paid to common stock and unitholders $ 77,773 $ 38,883 $ 157,825 $ 118,696 $ 79,564 AFFO payout ratio 80.2% 79.6% 112.0% 118.6% 147.6% (1) See definitions starting on page 53. Page 14 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Same-Store Property Performance—Consolidated Unaudited, in thousands, except number of properties and square feet SAME-STORE STATISTICS Three Months Ended June 30, Six Months Ended June 30, 2020 2019 % change 2020 2019 % change SAME-STORE OFFICE STATISTICS(1)(2) Number of properties 39 39 39 39 Rentable square feet 10,207,076 10,207,076 10,207,076 10,207,076 Ending % leased 94.5% 96.7% (2.2)% 94.5% 96.7% (2.2)% Ending % occupied 94.0% 95.9% (1.9)% 94.0% 95.9% (1.9)% Average % occupied for the period 94.2% 94.6% (0.4)% 94.6% 94.1% 0.5 % SAME-STORE STUDIO STATISTICS(3) Number of properties 3 3 3 3 Rentable square feet 1,224,403 1,224,403 1,224,403 1,224,403 Average % occupied for the period(4) 92.7% N/A (5) N/A 92.7% N/A (5) N/A SAME-STORE ANALYSIS—NET OPERATING INCOME Three Months Ended June 30, Six Months Ended June 30, 2020 2019 % change 2020 2019 % change SAME-STORE NET OPERATING INCOME(6) Total office revenues $ 156,260 $ 157,674 (0.9)% $ 315,538 $ 312,471 1.0 % Total studio revenues 14,302 17,609 (18.8) 34,102 39,140 (12.9) Same-store revenues 170,562 175,283 (2.7) 349,640 351,611 (0.6) Total office expenses 53,528 49,300 (7) 8.6 107,134 100,192 (7) 6.9 Total studio expenses 7,951 9,539 (16.6) 18,601 20,648 (9.9) Same-store expenses 61,479 58,839 4.5 125,735 120,840 4.1 Same-store office net operating income 102,732 108,374 (5.2) 208,404 212,279 (1.8) NOI margin 65.7% 68.7% (3.0) 66.0% 67.9% (1.9) Same-store studio net operating income 6,351 8,070 (21.3) 15,501 18,492 (16.2) NOI margin 44.4% 45.8% (1.4) 45.5% 47.2% (1.7) TOTAL SAME-STORE NET OPERATING INCOME $ 109,083 $ 116,444 (6.3)% $ 223,905 $ 230,771 (3.0)% NOI margin 64.0% 66.4% (2.4) 64.0% 65.6% (1.6) Page 15 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Same-Store Property Performance—Consolidated (continued) Unaudited, in thousands, except number of properties and square feet SAME-STORE ANALYSIS—NET OPERATING INCOME (CASH BASIS) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 % change 2020 2019 % change SAME-STORE NET OPERATING INCOME (CASH BASIS) Total office cash revenues $ 146,934 $ 146,300 0.4% $ 295,037 $ 284,669 3.6% Total studio cash revenues 13,637 17,299 (21.2) 33,289 38,479 (13.5) Same-store cash revenues 160,571 163,599 (1.9) 328,326 323,148 1.6 Total office cash expenses 52,576 48,348 (7) 8.7 105,231 98,289 (7) 7.1 Total studio cash expenses 7,951 9,539 (16.6) 18,601 20,648 (9.9) Same-store cash expenses 60,527 57,887 4.6 123,832 118,937 4.1 Same-store office net operating income (cash basis) 94,358 97,952 (3.7) 189,806 186,380 1.8 NOI margin 64.2% 67.0% (2.8) 64.3% 65.5% (1.2) Same-store studio net operating income (cash basis) 5,686 7,760 (26.7) 14,688 17,831 (17.6) NOI margin 41.7% 44.9% (3.2) 44.1% 46.3% (2.2) SAME-STORE NET OPERATING INCOME (CASH BASIS) $ 100,044 $ 105,712 (5.4)% $ 204,494 $ 204,211 0.1% NOI margin 62.3% 64.6% (2.3) 62.3% 63.2% (0.9) (1) Same-store office for the three months ended June 30, 2020 defined as all properties owned and included in our stabilized office portfolio as of April 1, 2019 and still owned and included in the stabilized office portfolio as of June 30, 2020. Same-store office for the six months ended June 30, 2020 defined as all properties owned and included in our stabilized office portfolio as of January 1, 2019 and still owned and included in the stabilized office portfolio as of June 30, 2020. (2) See pages 27 and 28 for same-store office properties. (3) Same-store studio for the three months ended June 30, 2020 defined as all properties owned and included in our studio portfolio as of April 1, 2019 and still owned and included in our studio portfolio as of June 30, 2020. Same-store studio for the six months ended June 30, 2020 defined as all properties owned and included in our studio portfolio as of January 1, 2019 and still owned and included in our studio portfolio as of June 30, 2020. (4) Percent occupied for same-store studio is the average percent occupied for the 12 months ended June 30, 2020. (5) Trailing 12-month occupancy is not applicable for 6660 Santa Monica Boulevard during the three months or six months ended June 30, 2019 as the property was acquired in fourth quarter 2018. (6) See page 55 for the reconciliation of net income to net operating income (NOI). (7) Same-store office for the three months and six months ended June 30, 2019 included a one-time prior year property tax savings at Rincon Center and 275 Brannan for $3.2 million. Page 16 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Same-Store Property Performance—Company’s Share Unaudited, in thousands, except number of properties and square feet SAME-STORE STATISTICS Three Months Ended June 30, Six Months Ended June 30, 2020 2019 % change 2020 2019 % change SAME-STORE OFFICE STATISTICS(1)(2) Number of properties 39 39 39 39 Rentable square feet 9,492,339 9,492,339 9,492,339 9,492,339 Ending % leased 94.2% 96.5% (2.3)% 94.2% 96.5% (2.3)% Ending % occupied 93.7% 95.6% (1.9)% 93.7% 95.6% (1.9)% Average % occupied for the period 94.2% 94.6% (0.4)% 94.6% 94.1% 0.5 % SAME-STORE STUDIO STATISTICS(3) Number of properties 3 3 3 3 Rentable square feet 1,224,403 1,224,403 1,224,403 1,224,403 Average % occupied for the period(4) 92.7% N/A (5) N/A 92.7% N/A (5) N/A SAME-STORE ANALYSIS—NET OPERATING INCOME Three Months Ended June 30, Six Months Ended June 30, 2020 2019 % change 2020 2019 % change SAME-STORE NET OPERATING INCOME(6) Total office revenues $ 144,158 $ 145,920 (1.2)% $ 290,757 $ 289,124 0.6 % Total studio revenues 14,302 17,609 (18.8) 34,102 39,140 (12.9) Same-store revenues 158,460 163,529 (3.1) 324,859 328,264 (1.0) Total office expenses 48,912 44,860 (7) 9.0 97,487 91,435 (7) 6.6 Total studio expenses 7,951 9,539 (16.6) 18,601 20,648 (9.9) Same-store expenses 56,863 54,399 4.5 116,088 112,083 3.6 Same-store office net operating income 95,246 101,060 (5.8) 193,270 197,689 (2.2) NOI margin 66.1% 69.3% (3.2) 66.5% 68.4% (1.9) Same-store studio net operating income 6,351 8,070 (21.3) 15,501 18,492 (16.2) NOI margin 44.4% 45.8% (1.4) 45.5% 47.2% (1.7) TOTAL SAME-STORE NET OPERATING INCOME $ 101,597 $ 109,130 (6.9)% $ 208,771 $ 216,181 (3.4)% NOI margin 64.1% 66.7% (2.6) 64.3% 65.9% (1.6) Page 17 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Same-Store Property Performance—Company’s Share (continued) Unaudited, in thousands, except number of properties and square feet SAME-STORE ANALYSIS—NET OPERATING INCOME (CASH BASIS) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 % change 2020 2019 % change SAME-STORE NET OPERATING INCOME (CASH BASIS) Total office cash revenues $ 135,400 $ 136,490 (0.8)% $ 271,126 $ 264,684 2.4 % Total studio cash revenues 13,637 17,299 (21.2) 33,289 38,479 (13.5) Same-store cash revenues 149,037 153,789 (3.1) 304,415 303,163 0.4 Total office cash expenses 48,087 44,178 (7) 8.8 95,838 90,072 (7) 6.4 Total studio cash expenses 7,951 9,539 (16.6) 18,601 20,648 (9.9) Same-store cash expenses 56,038 53,717 4.3 114,439 110,720 3.4 Same-store office net operating income (cash basis) 87,313 92,312 (5.4) 175,288 174,612 0.4 NOI margin 64.5% 67.6% (3.1) 64.7% 66.0% (1.3) Same-store studio net operating income (cash basis) 5,686 7,760 (26.7) 14,688 17,831 (17.6) NOI margin 41.7% 44.9% (3.2) 44.1% 46.3% (2.2) SAME-STORE NET OPERATING INCOME (CASH BASIS) $ 92,999 $ 100,072 (7.1)% $ 189,976 $ 192,443 (1.3)% NOI margin 62.4% 65.1% (2.7) 62.4% 63.5% (1.1) (1) Same-store office for the three months ended June 30, 2020 defined as all properties owned and included in our stabilized office portfolio as of April 1, 2019 and still owned and included in the stabilized office portfolio as of June 30, 2020. Same-store office for the six months ended June 30, 2020 defined as all properties owned and included in our studio portfolio as of January 1, 2019 and still owned and included in our studio portfolio as of June 30, 2020. (2) See pages 27 and 28 for same-store office properties. (3) Same-store studio for the three months ended June 30, 2020 defined as all properties owned and included in our studio portfolio as of April 1, 2019 and still owned and included in our studio portfolio as of June 30, 2020. Same-store studio for the six months ended June 30, 2020 defined as all properties owned and included in our studio portfolio as of January 1, 2019 and still owned and included in our studio portfolio as of June 30, 2020. (4) Percent occupied for same-store studio is the average percent occupied for the 12 months ended June 30, 2020. (5) Trailing 12-month occupancy is not applicable for 6660 Santa Monica Boulevard during the three months or six months ended June 30, 2019 as the property was acquired in fourth quarter 2018. (6) See page 56 for the reconciliation of net income to net operating income (NOI). (7) Same-store office for the three months and six months ended June 30, 2019 included a one-time prior year property tax savings at Rincon Center and 275 Brannan for $3.2 million. Page 18 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Net Operating Income Detail (NOI) Three Months Ended June 30, 2020 | Unaudited, in thousands Repositioning/ Same-Store Same-Store Non-Same- Redevelopment Office Studio Store Office Lease-Up Sold/Other Total (1) (2) (3) /Development (3) Properties Properties Properties Properties(4) Properties Properties Properties REVENUE Cash rent $ 118,377 $ 11,270 $ 10,695 $ — $ 9,727 $ — $ 150,069 Cash tenant recoveries 25,339 193 1,279 — 1,526 (15) 28,322 Straight-line rent 7,513 674 3,276 — 964 — 12,427 Amortization of above-market and below-market 2,279 — 108 — 76 — 2,463 leases, net Amortization of lease incentive costs (466) (9) — — (24) — (499) Total rental revenue(5) 153,042 12,128 15,358 — 12,269 (15) 192,782 Service and other revenues 3,218 2,174 106 — 40 290 5,828 Total revenue 156,260 14,302 15,464 — 12,309 275 198,610 OPERATING EXPENSES Property operating expenses 52,576 7,951 5,798 23 5,250 11 71,609 Straight-line rent 366 — — — — — 366 Amortization of above-market and below-market 586 — — — 1 — 587 ground leases, net Total operating expenses 53,528 7,951 5,798 23 5,251 11 72,562 TOTAL CONSOLIDATED NOI(5) $ 102,732 $ 6,351 $ 9,666 $ (23) $ 7,058 $ 264 $ 126,048 COMPANY’S SHARE OF NOI FROM (6) UNCONSOLIDATED REAL ESTATE ENTITY — — 2,853 — — — 2,853 TOTAL NOI ATTRIBUTABLE TO 7,485 (7) — (138) (8) — — — 7,347 NON-CONTROLLING INTERESTS Square feet(9) 10,207,076 1,224,403 1,230,819 976,022 955,679 — 14,593,999 Ending % leased 94.5% 92.7% 95.7% 59.8% 80.0% —% 91.2% Ending % occupied 94.0% 92.7% 95.0% —% 79.0% —% 86.7% NOI margin 65.7% 44.4% 62.5% —% 57.3% 96.0% 63.5% RECONCILIATION TO CASH NOI TOTAL NOI $ 102,732 $ 6,351 $ 9,666 $ (23) $ 7,058 $ 264 $ 126,048 Straight-line rent, net (7,147) (674) (3,276) — (964) — (12,061) Amortization of above-market and below-market (2,279) — (108) — (76) — (2,463) leases, net Amortization of lease incentive costs 466 9 — — 24 — 499 Amortization of above-market and below-market 586 — — — 1 — 587 ground leases, net TOTAL CONSOLIDATED CASH NOI $ 94,358 $ 5,686 $ 6,282 $ (23) $ 6,043 $ 264 $ 112,610 COMPANY’S SHARE OF CASH NOI FROM (6) UNCONSOLIDATED REAL ESTATE ENTITY — — 1,838 — — — 1,838 TOTAL CASH NOI ATTRIBUTABLE TO NON- 7,012 (7) — (151) (8) — — — 6,861 CONTROLLING INTERESTS Page 19 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Net Operating Income Detail (NOI) (continued) (1) See pages 27 and 28 for same-store office for the three months ended June 30, 2020. (2) Same-store studio includes Sunset Bronson Studios, Sunset Gower Studios and Sunset Las Palmas Studios. (3) See page 28 for non-same-store office and lease-up properties. (4) See page 34 for repositioning, redevelopment, development and held for sale properties. (5) See page 55 and 56 for all non-GAAP NOI reconciliations. (6) We own 20% of the ownership interest in the unconsolidated joint venture that owns Bentall Centre. The amounts reflected have been converted from Canadian Dollars (“CAD”) to United States Dollars (“USD”) using the average, monthly foreign currency exchange rate for the period presented. (7) We own 55% of the ownership interest in the consolidated joint venture that owns 1455 Market, Hill7 and Ferry Building. (8) We own 75% of the ownership interest in the consolidated joint venture that owns 10850 Pico. (9) Represents 100% ownership of our consolidated portfolio. Excludes square footage related to our unconsolidated joint venture, Bentall Centre. Page 20 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Debt Summary As of June 30, 2020 | Unaudited, in thousands Unsecured revolving credit facility Principal Contractual Annual Debt Balance at Amount(1) Interest Rate(2)(3) Maturity Date(4) Service(1) Maturity Capacity Undrawn Capacity Unsecured revolving credit facility $ 200,000 LIBOR + 1.05% to 1.50% 3/13/2022 $ — $ 200,000 $ 600,000 $ 400,000 Unsecured term loans Principal Contractual Annual Debt Balance at Fixed Libor Amount(1) Interest Rate(2)(3) Maturity Date Service(1) Maturity (5) Unsecured Term loan B 350,000 LIBOR + 1.20% to 1.70% 4/1/2022 10,418 350,000 1.76% Unsecured Term loan D 125,000 LIBOR + 1.20% to 1.70% 11/17/2022 3,308 125,000 1.43% TOTAL $ 475,000 $ 13,726 $ 475,000 Unsecured private placement Principal Contractual Annual Debt Balance at Amount(1) Interest Rate(2) Maturity Date Service(1) Maturity Series A notes $ 110,000 4.34% 1/2/2023 $ 4,774 $ 110,000 Series B notes 259,000 4.69% 12/16/2025 12,147 259,000 Series C notes 56,000 4.79% 12/16/2027 2,682 56,000 Series D notes 150,000 3.98% 7/6/2026 5,970 150,000 Series E notes 50,000 3.66% 9/15/2023 1,830 50,000 TOTAL $ 625,000 $ 27,403 $ 625,000 Unsecured registered senior notes Principal Contractual Annual Debt Balance at Issuance Issue Price as Effective Amount(1) Interest Rate(2) Maturity Date Service(1) Maturity Date Percentage of Par Yield 3.95% Registered senior notes $ 400,000 3.95% 11/1/2027 $ 15,800 $ 400,000 10/2/2017 99.815% 3.97% 4.65% Registered senior notes(6) 350,000 4.65% 4/1/2029 16,275 350,000 2/27/2019 98.663% 4.82% 4.65% Registered senior notes(6) 150,000 4.65% 4/1/2029 6,975 150,000 6/14/2019 104.544% 4.12% 3.25% Registered senior notes 400,000 3.25% 1/15/2030 13,000 400,000 10/3/2019 99.268% 3.46% TOTAL $ 1,300,000 $ 52,050 $ 1,300,000 Page 21 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Debt Summary (continued) As of June 30, 2020 | Unaudited, in thousands Secured notes (1) (2) Contractual Maturity (1) Undrawn Principal Amount Interest Rate Date Annual Debt Service Balance at Maturity Company’s Share Capacity Met Park North(7) $ 64,500 LIBOR + 1.55% 8/1/2020 $ 2,393 $ 64,500 $ 64,500 $ — 10950 Washington(8) 26,019 5.32% 3/11/2022 2,003 24,981 26,019 — One Westside and 10850 Pico 33,830 LIBOR + 1.70% 12/18/2023 — 33,830 25,373 380,770 Revolving Sunset Bronson Studios/ICON/CUE facility 5,001 LIBOR + 1.35% 3/1/2024 — 5,001 5,001 229,999 Element LA 168,000 4.59% 11/6/2025 7,716 168,000 168,000 — Hill7(9) 101,000 3.38% 11/6/2028 3,414 101,000 55,550 — TOTAL $ 398,350 $ 15,526 $ 397,312 $ 344,443 $ 610,769 Other consolidated debt (1) (2) Contractual Maturity (1) Principal Amount Interest Rate Date Annual Debt Service Balance at Maturity Company’s Share In-substance defeased debt(10) $ 133,387 4.47% 10/1/2022 $ 9,391 $ 125,489 $ 100,040 Joint venture debt(11) $ 66,136 4.50% 10/9/2028 $ 2,976 $ 66,136 $ — Unconsolidated debt (1) (2) Contractual Maturity (1) Principal Amount Interest Rate Date Annual Debt Service Balance at Maturity Company’s Share Bentall Centre(12) $ 465,682 CDOR + 1.75% 7/1/2024 $ — $ 465,682 $ 93,136 (1) See definitions starting on page 53. (2) Interest rate with respect to indebtedness is calculated on the basis of a 360-day year for the actual days elapsed. (3) The Company has an option to make an irrevocable election to change the interest rate depending on the Company’s credit rating or a specified base rate plus an applicable margin. As of June 30, 2020, no such election had been made. (4) The maturity date may be extended once for an additional one-year term. (5) The interest rate on the outstanding balance has been effectively fixed through the use of interest rate swaps. (6) The 4.65% registered senior notes serve as a part of one series under a single indenture. (7) The interest rate on the full loan amount has been effectively fixed at 3.71% per annum through the use of an interest rate swap. (8) Monthly debt service includes annual debt amortization payments based on a 30-year amortization schedule with a balloon payment at maturity. (9) We own 55% of the ownership interest in the consolidated joint venture that owns Hill7. This loan bears interest only at 3.38% until November 6, 2026, at which time the interest rate will increase and monthly debt service will include principal payments with a balloon payment at maturity. The balance at maturity above excludes principal amortization. (10) We own 75% of the ownership interest in the consolidated joint venture that owns One Westside and 10850 Pico. The joint venture has, in substance, defeased the debt by purchasing U.S. Government securities, which are intended to generate cash flows to fund loan obligations through the early prepayment date of the debt. Monthly debt service includes annual debt amortization payments based on a 10-year amortization schedule with a balloon payment at maturity. (11) This amount relates to debt attributable to Allianz U.S. Private REIT LP (“Allianz”), our partner in the joint venture that owns Ferry Building. The maturity date may be extended twice for an additional two-year term each. (12) We own 20% of the ownership interest in the unconsolidated real estate investment that owns Bentall Centre.The loan was transacted in CAD. The principal balance shown is in USD using the foreign currency exchange rate as of June 30, 2020. The interest on the full amount has been effectively capped at 5.25% per annum through the use of an interest rate cap. Page 22 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Capital Structure As of June 30, 2020 | Unaudited, in thousands, except share data and percentages Aggregate Principal Amount or $ Shares/Units Equivalent Unsecured revolving credit facility $ 200,000 Unsecured term loans 475,000 Unsecured private placement 625,000 Unsecured registered senior notes 1,300,000 Secured debt 398,350 Total Consolidated unsecured and secured debt(1) $ 2,998,350 Add: Series A preferred units 392,598 9,815 Total Consolidated debt(1) $ 3,008,165 Less: Cash and cash equivalents (45,052) Total Consolidated debt, net(1) $ 2,963,113 Add: Company’s share of unconsolidated real estate entity debt(2) 93,136 Less: Partner’s share of consolidated debt(3) (53,907) Company’s share of debt(1) $ 3,002,342 Less: Company’s share of unconsolidated real estate entity cash and cash equivalents (3,304) Add: Partner’s share of cash and cash equivalents 10,450 Company’s share of debt, net(1) $ 3,009,488 EQUITY Common stock 153,319,333 $ 3,857,514 Operating partnership units 911,858 22,942 Restricted stock and units 1,006,905 25,334 Dilutive shares(1) 1,333,408 33,549 TOTAL EQUITY 156,571,504 $ 3,939,339 (4) CONSOLIDATED MARKET CAPITALIZATION(1) $ 6,902,452 COMPANY’S SHARE OF MARKET CAPITALIZATION(1) $ 6,948,827 CONSOLIDATED DEBT, NET/CONSOLIDATED MARKET CAPITALIZATION 42.9% COMPANY’S SHARE OF DEBT, NET/COMPANY’S SHARE OF MARKET CAPITALIZATION 43.3% (1) See definitions starting on page 53. (2) Amount is calculated based on our percentage ownership interest in our unconsolidated joint venture entity. The amounts reflected have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2020. (3) Amount is calculated based on the outside partner’s percentage ownership interest in the consolidated joint venture entities. (4) Amount is calculated based on June 30, 2020 closing price at $25.16 per share of common stock. Page 23 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Unsecured and Secured Debt Maturities, Composition and Covenant Compliance Unaudited, in thousands DEBT COMPOSITION DEBT COVENANT COMPLIANCE Weighted Average Actual % of Total Interest Years to Covenant Performance Amount Debt Rate(2) Maturity UNSECURED REVOLVING CREDIT FACILITY, TERM LOAN AND PRIVATE PLACEMENT(5) COMPANY’S SHARE OF SECURED AND UNSECURED DEBT(1) Total liabilities to total asset value ≤ 60% 38.1% Unsecured debt $ 2,600,000 85.6% 3.7% 6.0 Secured debt 437,579 14.4 3.7% 4.3 Unsecured indebtedness to unencumbered asset value ≤ 60% 45.5% TOTAL $ 3,037,579 100.0% Adjusted EBITDA to fixed charges ≥ 1.5x 3.5x Secured indebtedness to total asset value ≤ 45% 6.1% COMPANY’S SHARE OF FLOATING AND FIXED-RATE DEBT Unencumbered NOI to unsecured interest expense ≥ 2.0x 3.2x Floating-rate debt $ 323,510 10.7% 1.9% 6.9 UNSECURED REGISTERED SENIOR NOTES(6) Fixed-rate debt(3) 2,714,069 89.3 3.9% 6.1 Debt to total assets ≤ 60% 39.4% TOTAL $ 3,037,579 100.0% Total unencumbered assets to unsecured debt ≥ 150% 239.6% Weighted average stated interest rate(2) 3.7% Consolidated income available for debt service to annual debt service charge ≥ 1.5x 4.0x GAAP effective rate including unamortized deferred 3.8% financing costs and loan discounts/premiums(4) Secured debt to total assets ≤ 45% 6.3% Page 24 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Unsecured and Secured Debt Maturities, Composition and Covenant Compliance (continued) (1) Includes the Company’s Share of principal amortization and maturities, based on contractual maturity dates, excluding: (i) in-substance defeased debt related to One Westside and 10850 Pico, (ii) unamortized deferred financing costs and loan discounts/premiums, and (iii) debt due to Allianz, our partner in the joint venture that owns Ferry Building. The Bentall Centre loan was transacted in CAD, the amounts reflected are shown in USD using the foreign currency exchange rate as of June 30, 2020. (2) Rates as of June 30, 2020 include fixed-rate loans and variable-rate loans with effective fixed-rate as a result of derivative instruments on the full principal balance. Interest rate with respect to indebtedness is calculated on the basis of a 360-day year for the actual days elapsed. Interest rate for the unsecured revolving credit facility includes the LIBOR rate as of June 30, 2020. (3) Includes instruments of fixed-rate debt and effective fixed-rate debt as a result of derivative instruments on the full principal balance. (4) Rates are as of June 30, 2020 and include deferred financing costs and loan discounts/premiums. (5) In November 2015 and July 2016, the operating partnership entered into private placement of debt. In March 2018, the operating partnership entered into an amended and restated credit agreement (the “Facility”), which modified terms related to its unsecured revolving credit facility and term loans. The table summarizes the existing covenants of these agreements and their covenant levels, when considering the most restrictive terms. The covenant and actual performance metrics above represent terms and definitions reflected in the Facility based on the financial results as of June 30, 2020. As of June 30, 2020, the operating partnership was in compliance with both the prior amended and restated credit agreements and the Facility. (6) In October 2017, the operating partnership completed an underwritten public offering of senior notes (the “3.95% Senior Notes”). On February 27, 2019, the operating partnership completed an underwritten public offering of $350.0 million of 4.65% Senior Notes, which were issued at 98.663% of par. On June 14, 2019, the operating partnership completed an underwritten public offering of $150.0 million of additional 4.65% Senior Notes, which were issued at a premium at 103.544% of par. The covenant and actual performance metrics above represent terms and definitions reflected in the indentures governing the 3.95% Senior Notes and 4.65% Senior Notes based on the financial results as of June 30, 2020. As of June 30, 2020, the operating partnership was in compliance with such indentures. Page 25 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Operational and Portfolio Information

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 In-Service Office Properties(1) Annualized Square Percent Percent Annualized Base Rent Per Submarket Feet(2) Occupied(3) Leased(3) Base Rent(4) Square Foot(4) SAME-STORE(5) Greater Seattle, Washington Northview Center Lynnwood 182,009 70.2% 70.2% $ 2,951,257 $ 23.09 Met Park North Denny Triangle 183,355 100.0 100.0 5,620,011 30.65 Hill7(6) Denny Triangle 285,310 99.5 99.5 11,129,661 39.21 450 Alaskan Pioneer Square 170,974 95.4 95.4 6,526,897 40.02 411 First Pioneer Square 163,768 88.5 88.6 5,032,666 34.74 505 First Pioneer Square 288,009 100.0 100.0 7,109,904 24.69 83 King Pioneer Square 183,939 95.7 95.7 7,401,594 42.06 Subtotal 1,457,364 93.8 93.8 45,771,990 33.48 San Francisco Bay Area, California 1455 Market(6) San Francisco 1,034,977 99.3 99.3 52,826,476 51.41 275 Brannan San Francisco 57,120 100.0 100.0 4,646,712 81.35 625 Second San Francisco 138,094 100.0 100.0 8,398,980 60.82 875 Howard San Francisco 286,003 93.9 99.9 13,680,484 50.92 901 Market San Francisco 205,530 100.0 100.0 12,715,967 61.87 Rincon Center(7) San Francisco 545,754 95.4 95.9 30,637,079 58.83 Ferry Building(6) San Francisco 268,018 93.6 93.6 23,949,101 95.51 Towers at Shore Center Redwood Shores 334,483 89.9 92.8 21,115,954 70.19 Skyway Landing Redwood Shores 247,173 97.1 97.1 12,669,977 52.77 555 Twin Dolphin Redwood Shores 198,936 86.1 86.1 10,728,171 62.66 Palo Alto Square Palo Alto 333,254 89.5 89.5 26,583,914 89.16 3176 Porter Palo Alto 42,899 100.0 100.0 3,290,983 76.71 3400 Hillview Palo Alto 207,857 100.0 100.0 14,571,358 70.10 Clocktower Square Palo Alto 100,344 44.7 44.7 4,043,832 90.16 Foothill Research Center Palo Alto 195,385 100.0 100.0 14,261,711 72.99 Page Mill Center(8) Palo Alto 108,396 100.0 100.0 8,643,112 79.74 Page Mill Hill Palo Alto 182,676 92.5 92.5 12,699,174 75.15 Gateway North San Jose 609,093 91.1 92.2 22,705,516 40.94 1740 Technology North San Jose 206,879 99.5 99.5 8,576,097 41.66 Concourse North San Jose 944,386 91.4 92.2 33,768,172 39.10 Skyport Plaza North San Jose 418,086 96.2 96.2 15,402,751 38.29 Techmart Santa Clara 284,440 86.2 86.9 12,364,227 50.40 Subtotal 6,949,783 93.8 94.4 368,279,748 56.50 Los Angeles, California 6922 Hollywood Hollywood 202,528 74.4 74.4 8,081,547 53.63 6040 Sunset Hollywood 114,958 100.0 100.0 6,414,656 55.80 ICON Hollywood 326,792 100.0 100.0 19,492,518 59.65 CUE Hollywood 94,386 100.0 100.0 5,530,567 58.60 604 Arizona West Los Angeles 44,260 100.0 100.0 3,129,220 70.70 Page 27 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 In-Service Office Properties(1) (continued) Annualized Square Percent Percent Annualized Base Rent Per Submarket Feet(2) Occupied(3) Leased(3) Base Rent(4) Square Foot(4) 3401 Exposition West Los Angeles 63,376 100.0 100.0 2,953,500 46.60 10900 Washington West Los Angeles 9,919 100.0 100.0 435,642 43.92 10950 Washington West Los Angeles 159,198 100.0 100.0 6,925,613 43.50 11601 Wilshire West Los Angeles 500,475 92.1 93.5 21,279,865 46.19 Element LA West Los Angeles 284,037 100.0 100.0 17,343,691 61.06 Subtotal 1,799,929 94.9 95.3 91,586,819 53.61 Total same-store 10,207,076 94.0 94.5 505,638,557 52.70 NON-SAME-STORE Vancouver, British Columbia Bentall Centre(9) Downtown Vancouver 1,486,957 95.1 98.3 37,014,727 26.17 Subtotal 1,486,957 95.1 98.3 37,014,727 26.17 San Francisco Bay Area, California Metro Plaza(10) North San Jose 408,446 92.7 92.7 15,947,096 42.10 Shorebreeze Redwood Shores 230,932 92.4 92.4 13,009,555 60.99 Subtotal 639,378 92.6 92.6 28,956,651 48.91 Los Angeles, California EPIC Hollywood 301,127 100.0 100.0 20,597,087 68.40 Fourth & Traction Downtown Los Angeles 131,701 93.5 100.0 5,238,665 42.56 Maxwell(11) Downtown Los Angeles 102,963 94.8 94.8 4,850,318 49.71 10850 Pico(12) West Los Angeles 55,650 100.0 100.0 2,179,567 39.17 Subtotal 591,441 97.6 99.1 32,865,637 56.91 Total non-same-store 2,717,776 95.1 97.1 98,837,015 38.25 Total Stabilized 12,924,852 94.2 95.1 604,475,572 49.64 Company’s Share of Total Stabilized 11,006,637 93.8 94.5 534,761,542 51.77 LEASE-UP Greater Seattle, Washington 95 Jackson Pioneer Square 35,904 74.3 74.3 1,077,904 40.43 Subtotal 35,904 74.3 74.3 1,077,904 40.43 San Francisco Bay Area, California Metro Center Foster City 736,986 79.3 80.6 34,897,722 59.68 333 Twin Dolphin Redwood Shores 182,789 78.6 78.6 8,107,351 56.41 Subtotal 919,775 79.2 80.2 43,005,073 59.04 Total lease-up 955,679 79.0 80.0 44,082,977 58.38 TOTAL IN-SERVICE 13,880,531 93.2% 94.0% $ 648,558,549 $ 50.15 COMPANY’S SHARE OF TOTAL 11,962,316 92.7% 93.3% $ 578,844,519 $ 52.22 IN-SERVICE Page 28 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 In-Service Office Properties(1) (continued) (1) In-service office excludes the land, repositioning, redevelopment, development and held for sale properties described on pages 33 and 34. We define lease-up properties as office properties that have not yet reached 92.0% occupancy since the date acquired or placed under redevelopment or development. (2) Square footage for office properties determined by management based upon estimated leasable square feet, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to re-measurement or re-leasing. (3) Percent occupied for office properties is calculated as (i) square footage under commenced leases as of June 30, 2020, divided by (ii) total square feet, expressed as a percentage. Percent leased for office properties includes uncommenced leases. (4) Rent data for our office properties is presented on an annualized basis. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases as of June 30, 2020, by (ii) 12. Annualized base rent per square foot for the office properties is calculated as (i) annualized base rent divided by (ii) square footage under commenced leases as of June 30, 2020. Annualized base rent does not reflect tenant reimbursements. (5) Defined as all properties owned and included in our stabilized office portfolio as of April 1, 2019 and still owned and included in the stabilized office portfolio as of June 30, 2020. (6) We own 55% of the ownership interest in the consolidated joint ventures that own Hill7, 1455 Market and Ferry Building. (7) 20,047 square feet at Rincon Center was taken off-line for repositioning as of third quarter 2019. (8) 63,201 square feet at Page Mill Center was taken off-line for repositioning as of first quarter 2020. This space was re-measured during second quarter 2020 to 64,038 square feet. (9) We own 20% of the ownership interest in the unconsolidated joint venture that owns Bentall Centre. Annualized base rent and rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2020. (10) 17,624 square feet at Metro Plaza was taken off-line for repositioning as of fourth quarter 2019. An additional 30,851 square feet was taken off-line for repositioning as of first quarter 2020. (11) Subsequent to June 30,2020, we entered into an agreement with WeWork Companies Inc. stipulating that the tenant shall pay substitution rent in an amount equal to seventy percent (70%) of net revenues actually received during each full calendar month for the remainder of the lease term in lieu of paying monthly base rent. We reserve the option to terminate this lease in its entirety or as to a full floor of the premises at any time by providing a minimum 60 days’ written notice. (12) We own 75% of the ownership interest in the consolidated joint venture that owns 10850 Pico. 40,337 square feet at 10850 Pico was taken off-line for repositioning as of first quarter 2020. Page 29 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 In-Service Office Properties by Location(1) Annualized Base Square  Occupied Percent Leased Percent Annualized Rent Per Square Properties Feet(2) Square Feet Occupied(3) Square Feet Leased(3) Base Rent(4) Foot(4) STABILIZED Vancouver, British Columbia Downtown Vancouver(5) 1 1,486,957 1,414,519 95.1% 1,462,090 98.3% $ 37,014,727 $ 26.17 Subtotal 1 1,486,957 1,414,519 95.1 1,462,090 98.3 37,014,727 26.17 Greater Seattle, Washington Lynnwood 1 182,009 127,803 70.2 127,803 70.2 2,951,257 23.09 Denny Triangle 2 468,665 467,176 99.7 467,176 99.7 16,749,672 35.85 Pioneer Square 4 806,690 771,980 95.7 772,129 95.7 26,071,061 33.77 Subtotal 7 1,457,364 1,366,959 93.8 1,367,108 93.8 45,771,990 33.48 San Francisco Bay Area, California San Francisco 7 2,535,496 2,468,473 97.4 2,487,949 98.1 146,854,799 59.49 Redwood Shores 4 1,011,524 925,477 91.5 934,937 92.4 57,523,657 62.16 Palo Alto 7 1,170,811 1,066,545 91.1 1,066,545 91.1 84,094,084 78.85 North San Jose 5 2,586,890 2,405,040 93.0 2,419,212 93.5 96,399,632 40.08 Santa Clara 1 284,440 245,326 86.2 247,126 86.9 12,364,227 50.40 Subtotal 24 7,589,161 7,110,861 93.7 7,155,769 94.3 397,236,399 55.86 Los Angeles, California Hollywood 5 1,039,791 987,957 95.0 987,957 95.0 60,116,375 60.85 West Los Angeles 7 1,116,915 1,077,179 96.4 1,084,333 97.1 54,247,098 50.36 Downtown Los Angeles 2 234,664 220,676 94.0 229,280 97.7 10,088,983 45.72 Subtotal 14 2,391,370 2,285,812 95.6 2,301,570 96.2 124,452,456 54.45 Total Stabilized 46 12,924,852 12,178,151 94.2 12,286,537 95.1 604,475,572 49.64 Company's Share of Total Stabilized 46 11,006,637 10,329,690 93.8 10,400,020 94.5 534,761,542 51.77 For footnotes (1), (2), (3) and (4) above refer to the descriptions on page 29. (5) Annualized base rent and rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2020. Page 30 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 In-Service Office Properties by Location(1) (continued) Annualized Base Square  Occupied Percent Leased Percent Annualized Rent Per Square Properties Feet(2) Square Feet Occupied(3) Square Feet Leased(3) Base Rent(4) Foot(4) LEASE-UP Greater Seattle, Washington Pioneer Square 1 35,904 26,661 74.3 26,661 74.3 1,077,904 40.43 Subtotal 1 35,904 26,661 74.3 26,661 74.3 1,077,904 40.43 San Francisco Bay Area, California Foster City 1 736,986 584,706 79.3 593,998 80.6 34,897,722 59.68 Redwood Shores 1 182,789 143,718 78.6 143,718 78.6 8,107,351 56.41 Subtotal 2 919,775 728,424 79.2 737,716 80.2 43,005,073 59.04 Total Lease-up 3 955,679 755,085 79.0 764,377 80.0 44,082,977 58.38 TOTAL IN-SERVICE 49 13,880,531 12,933,236 93.2% 13,050,914 94.0% $ 648,558,549 $ 50.15 COMPANY'S SHARE OF TOTAL % % $ $ IN-SERVICE 49 11,962,316 11,084,775 92.7 11,164,397 93.3 578,844,519 52.22 For footnotes (1), (2), (3) and (4) above refer to the descriptions on page 29. Page 31 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Studio Properties Square Percent of Percent Annual Annual Base Rent Per Feet Total Leased Base Rent Leased Square Foot Sunset Gower Studios 531,756 43.4% 95.1% $ 19,033,755 $ 37.66 Sunset Bronson Studios 308,026 25.2 99.2 12,344,589 40.42 Sunset Las Palmas Studios 384,621 (1) 31.4 84.1 15,955,243 50.27 Total same-store studio(2) 1,224,403 100.0% 92.7% (3) $ 47,333,587 (4) $ 41.72 (5) TOTAL STUDIO 1,224,403 100.0% 92.7% $ 47,333,587 $ 41.72 (1) Includes 41,496 square feet located at 6605 Eleanor Avenue and 1034 Seward Street, and 11,200 square feet located at 6660 Santa Monica Boulevard, all of which are part of Sunset Las Palmas Studios. (2) Same-store studio defined as all studios owned and included in our portfolio as of January 1, 2019 and still owned and included in our portfolio as of June 30, 2020. (3) Percent leased for same-store studio is the average percent leased for the 12 months ended June 30, 2020. (4) Annual base rent for same-store studio reflects actual base rent for the 12 months ended June 30, 2020, excluding tenant reimbursements. (5) Annual base rent per leased square foot for same-store studio calculated as (i) annual base rent divided by (ii) square footage under lease as of June 30, 2020. Page 32 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Land Properties Submarket Square Feet(1) Percent of Total Vancouver, British Columbia Bentall Centre—Development(2) Downtown Vancouver 450,000 16.8% Subtotal 450,000 16.8% Greater Seattle, Washington Washington 1000(3) Denny Triangle 538,164 20.1% Subtotal 538,164 20.1% San Francisco Bay Area, California Cloud10 North San Jose 350,000 13.1% Subtotal 350,000 13.1% Los Angeles, California Sunset Bronson Studios Lot D—Development(4) Hollywood 19,816 0.7% Sunset Gower Studios—Redevelopment Hollywood 423,396 15.8% Sunset Las Palmas Studios—Redevelopment Hollywood 400,000 14.9% Element LA West Los Angeles 500,000 18.6% Subtotal 1,343,212 50.0% TOTAL LAND 2,681,376 100.0% COMPANY’S SHARE OF TOTAL LAND 2,321,376 (1) Square footage for land properties represents management’s estimate of developable square footage, the majority of which remains subject to entitlement approvals that have not yet been obtained. (2) We own 20% of the ownership interest in the unconsolidated joint venture that owns Bentall Centre. The construction of Bentall Centre—Development may require the demolition of certain retail square footage. (3) The final purchase of Washington 1000 is pending as of June 30, 2020. Square footage represents condominium rights to build a fully entitled 16-story office tower. (4) Square footage for Sunset Bronson Studios Lot D—Development represents management’s estimate of developable square footage for 33 residential units. Page 33 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Repositioning, Redevelopment, Development and Held For Sale Properties(1) Annualized Estimated Occupied Percent Leased Percent Annualized Base Rent Per Submarket Square Feet(2) Square Feet Occupied(3) Square Feet Leased(3) Base Rent(4) Square Foot(4) REPOSITIONING(5) San Francisco Bay Area, California Rincon Center(6) San Francisco 20,047 — —% — —% $ — $ — Page Mill Center(7) Palo Alto 64,038 — — — — — — Metro Plaza(8) North San Jose 48,475 — — — — — — Subtotal 132,560 — — — — — — Los Angeles, California 10850 Pico(7)(9) West Los Angeles 40,337 — — — — — — Subtotal 40,337 — — — — — — Total repositioning 172,897 — — — — — — REDEVELOPMENT Los Angeles, California One Westside West Los Angeles 584,000 — — 584,000 (10) 100.0 (10) — (10) — Del Amo(7) Torrance 113,000 — — — — — — Total redevelopment 697,000 — — 584,000 83.8 — — DEVELOPMENT Los Angeles, California Harlow Hollywood 106,125 — — — — — — Total development 106,125 — — — — — — TOTAL REPOSITIONING, REDEVELOPMENT, DEVELOPMENT 976,022 — —% 584,000 59.8% $ — $ — AND HELD FOR SALE COMPANY’S SHARE OF TOTAL REPOSITIONING, REDEVELOPMENT, 819,938 — —% 438,000 53.4% $ — $ — DEVELOPMENT AND HELD FOR SALE (1) Excludes in-service office and land properties with exception of land properties held for sale (see pages 27, 28 and 33). The timing of completion of our projects may be impacted by factors outside of our control, including government restrictions and/or social distancing requirements affecting construction projects due to the COVID-19 pandemic. (2) Square footages determined by management based upon estimated leasable square footage, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to re-measurement or re-leasing. (3) Percent occupied for office properties is calculated as (i) square footage under commenced leases as of June 30, 2020, divided by (ii) total square feet, expressed as a percentage. Percent leased for office properties includes uncommenced leases. Page 34 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Repositioning, Redevelopment, Development and Held For Sale Properties(1) (continued) (4) Rent data for our office properties is presented on an annualized basis. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases as of June 30, 2020, by (ii) 12. Annualized base rent per square foot for office properties is calculated as (i) annualized base rent divided by (ii) square footage under commenced lease as of June 30, 2020. Annualized base rent does not reflect tenant reimbursements. (5) Reclassification of a portion of an asset for purposes of improving its quality and value through investment of significant capital, resulting in substantial down time in occupancy. (6) As of third quarter 2019. (7) As of first quarter 2020. (8) 17,624 square feet as of fourth quarter 2019 and 30,851 square feet as of first quarter 2020. (9) We own 75% of the ownership interest in the consolidated joint venture that owns 10850 Pico. (10) Google, Inc. signed a 584,000-square-foot lease for approximately 14.3 years. The entire premises is anticipated to be delivered for construction of tenant improvements to Google, Inc. during first quarter 2022. Monthly base rent payments are anticipated to commence during third quarter 2022 with base rent abatements from the second through ninth month following rent commencement. We own 75% of the ownership interest in the consolidated joint venture that owns One Westside. Page 35 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Under Construction and Future Development Projects Unaudited, in thousands, except square feet Estimated Construction Period Project Costs(1) Estimated Initial Project Total Stabilized Estimated Estimated Estimated Costs Estimated Yield on Start Completion Stabilization Square Total % as of Project Project Submarket Date(2) Date(3) Date(4) Feet(5) Leased 6/30/20 Costs Costs(6) UNDER CONSTRUCTION Harlow Hollywood Q1-2018 Q3-2020 (7) Q3-2021 106,125 —% $ 56,700 (8) $ 82,376 (8) 6.70% West Los % (9) (10) $500,000- (10) (10) One Westside Angeles Q4-2019 Q1-2022 Q2-2023 584,000 100.0 213,084 $550,000 7.50%-8.00% Total under construction 690,125 $ 269,784 FUTURE DEVELOPMENT PIPELINE Washington 1000 Denny TBD (11) TBD TBD 538,164 —% $ 22,428 (11) $325,000- (11) 6.75%-7.25% Triangle $350,000 Bentall Centre—Development(12) Downtown TBD TBD TBD 450,000 N/A N/A TBD TBD Vancouver Element LA—Development West Los TBD TBD TBD 500,000 N/A N/A TBD TBD Angeles Sunset Bronson Studios Hollywood TBD TBD TBD 19,816 N/A N/A TBD TBD Lot D—Development Sunset Gower Studios—Development Hollywood TBD TBD TBD 423,396 N/A N/A TBD TBD Sunset Las Palmas Hollywood TBD TBD TBD 400,000 N/A 21,191 (13) TBD TBD Studios—Development Cloud10 North San TBD TBD TBD 350,000 N/A 12,876 (14) TBD TBD Jose Total future development 2,681,376 TOTAL 3,371,501 (1) Project costs exclude interest costs capitalized in accordance with Accounting Standards Codification (“ASC”) 835-20-50-1, personnel costs capitalized in accordance with ASC 970-360-25 and operating expenses capitalized in accordance with ASC 970-340. (2) Based on issuance of building permit or equivalent. (3) Based on receipt of a temporary certificate of occupancy or equivalent. The timing of completion of our projects may be impacted by factors outside of our control, including government restrictions and/or social distancing requirements affecting construction projects due to the COVID-19 pandemic. (4) Based on management’s estimate of stabilized occupancy (92.0%). Occupancy for stabilization purposes defined as the commencement of base rental payments (defined as cash base rents (after abatements)). (5) Square footage for office properties determined by management based upon estimated leasable square footage, which may be less or more than the Building Owners and Managers Association (BOMA) rentable area. Square footage may change over time due to re-measurement or re-leasing. Square footage for land properties represents management’s estimate of developable square footage, the majority of which remains subject to entitlement approvals not yet obtained. Page 36 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Under Construction and Future Development Projects (continued) (6) Estimated initial stabilized yield on project costs calculated as the quotient of the estimated NOI and our investment in the property once the project has reached stabilization and initial rental concessions, if any, have elapsed. Our estimated initial stabilized yield excludes the impact of leverage. Our cash rents related to our value creation projects are expected to increase over time and our average cash yields are expected, in general, to be greater than our estimated initial stabilized yields on a cash basis. Our estimates for initial cash yields and total costs at completion represent our current estimates, which may be updated upon completion of the project or sooner if there are significant changes to the expected project yields or costs. We caution against placing undue reliance on the estimated initial stabilized yields because they are based solely on our estimates, using data available to us throughout the development process. The amount of total investment required to reach stabilized occupancy may differ substantially from our estimates due to various factors. We can provide no assurance that the actual initial stabilized yields will be consistent with the estimated initial stabilized yields set forth herein. (7) We received the temporary certificate of occupancy for Harlow on July 2, 2020. (8) Project costs as of June 30, 2020 and total estimated project costs for Harlow include $4.2 million for management’s estimate of allocated land and acquisition costs. (9) Google, Inc. signed a 584,000-square-foot lease for approximately 14.3 years anticipated to commence upon completion of construction and build-out of tenant improvements in 2022. Please see page 35 for description of rent phasing and abatements. We own 75% of the ownership interest in the consolidated joint venture that owns One Westside. (10) On March 1, 2018, we entered into a joint venture with Macerich WSP, LLC (“Macerich”) to redevelop Westside Pavilion, a shopping mall in West Los Angeles, into 584,000 square feet of creative office space (now referred to as One Westside), while preserving 95,987 square feet of existing retail and entertainment space (now referred to as 10850 Pico). Total estimated projects costs for One Westside are in the range of $500.0 - $550.0 million, with each partner contributing its prorata share. Total estimated project costs, as well as project costs as of June 30, 2020 for One Westside include the $140.0 million purchase price paid by the joint venture in August 2018 for related existing buildings and land, and exclude an additional $50.0 million paid by the joint venture, which is allocated to the fully operational 10850 Pico. One Westside total estimated project costs and project costs as of June 30, 2020 are not prorated for the joint venture ownership and do not include: (i) operating results from March 1, 2018 through February 1, 2019, (ii) defeasance costs, and (iii) debt service associated with the defeased debt. Estimated yields at stabilization for One Westside will range between 7.50% - 8.00%. We own 75% of the ownership interest in the consolidated joint venture that owns One Westside. (11) Total estimated project costs for Washington 1000 include $86.0 million for management’s estimate of allocated land and acquisition costs. As of June 30, 2020 we have incurred $22.4 million of project costs with the remaining $63.6 million of management’s estimate of allocated land and acquisition costs due upon the deliverance of the podium by the State of Washington, which is anticipated to occur during second quarter 2021. The Company could commence construction upon delivery of the podium. (12) We own 20% of the ownership interest in the unconsolidated joint venture that owns Bentall Centre—Development. (13) Project costs as of June 30, 2020 for Sunset Las Palmas Studios—Development include $20.8 million for management’s estimate of allocated land and acquisition costs. (14) Project costs as of June 30, 2020 for Cloud10 include approximately $10.5 million for management’s estimate of allocated land and acquisition costs. Page 37 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Recently Completed, Under Construction and Planned Project Images Fourth & Traction | Redevelopment CUE | Development 450 Alaskan | Development 95 Jackson | Redevelopment Los Angeles (Arts District) Los Angeles (Hollywood) Seattle (Pioneer Square) Seattle (Pioneer Square) 131,701 SF | Completed 2Q17 94,386 SF | Completed 3Q17 170,974 SF | Completed 3Q17 35,904 SF | Completed 2Q18 Single Tenant (Honey Science Corporation) Single Tenant (Netflix, Inc.) Multi-Tenant Multi-Tenant Recently Completed Under Construction Maxwell | Redevelopment EPIC | Development Harlow | Development One Westside | Redevelopment Los Angeles (Arts District) Los Angeles (Hollywood) Los Angeles (Hollywood) Los Angeles (West Los Angeles) 102,963 SF | Completed 1Q19 301,127 SF | Completed 4Q19 106,125 SF | Completion 3Q20 584,000 SF | Completion 1Q22 Planned Multi-Tenant Single Tenant (Netflix, Inc.) Single or Multi-Tenant Single Tenant (Google, Inc.) Cloud10 | Development Sunset Gower Studios | Development Washington 1000 | Development Bentall Centre | Development Silicon Valley (North San Jose) Los Angeles (Hollywood) Seattle (Denny Triangle) Vancouver (Downtown) (1) 350,000 SF(1) | Completion TBD 423,396(1) SF | Completion TBD 538,164(1) SF | Completion TBD 450,000 SF | Completion TBD Single Tenant (Build-to-Suit) Single or Multi-Tenant Single or Multi-Tenant Single or Multi-Tenant (1) Square footage for office properties determined by management based upon estimated leasable square footage, which may be less or more than the Building Owners and Managers Association (BOMA) rentable area. Square footage may change over time due to re-measurement or re-leasing. Square footage for land properties represents management’s estimate of developable square footage, the majority of which remains subject to entitlement approvals not yet obtained. Page 38 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Office Tenant Industry Diversification(1) INDUSTRY DIVERSIFICATION TECHNOLOGY DIVERSIFICATION Company’s Share Company’s Share Annualized Annualized Annualized Annualized Base Rent as Base Rent as Base Rent Base Rent Square Feet Percent of Square Feet Percent of Square as Percent Square as Percent Industry (2)(3) Total (2)(4) Total Sector Feet(2) of Total Feet(2) of Total Technology 4,863,165 38.1% 4,288,730 38.1% Online services 1,091,994 28.9% 986,497 30.2% Media and Entertainment 1,793,248 15.9 1,721,550 17.4 Software 1,352,000 26.4 1,290,070 28.4 Business Services 1,330,745 (5) 10.0 1,061,314 (6) 9.5 Computer hardware and technology equipment 1,105,526 17.3 1,071,356 19.0 Legal 760,014 7.9 698,780 8.5 Business support services 733,993 15.2 520,697 12.4 Financial Services 1,084,224 7.8 788,484 7.0 Other 411,595 8.5 264,584 6.1 Other 732,789 5.4 569,037 5.2 Biotechnology, healthcare (7) (8) 110,566 2.7 110,566 3.0 Retail 721,500 4.8 668,595 4.7 and medical research Real Estate 471,968 2.9 263,045 2.3 Telecommunications and networking 57,491 1.0 44,960 0.9 Healthcare 213,459 1.9 202,308 2.1 TOTAL 4,863,165 100.0% 4,288,730 100.0% Insurance 290,832 1.8 236,034 1.8 Government 292,356 1.7 228,413 1.5 MEDIA AND ENTERTAINMENT DIVERSIFICATION Educational 148,221 1.2 143,266 1.3 Company’s Share Advertising 60,075 0.6 55,656 0.6 Annualized Annualized TOTAL 12,762,596 100.0% 10,925,212 100.0% Base Rent Base Rent Square as Percent Square as Percent Sector Feet(2) of Total Feet(2) of Total Entertainment production % % and service 1,251,531 69.8 1,201,031 69.8 Gaming 361,501 21.9 351,363 22.2 Advertising and marketing 121,989 6.1 121,989 6.2 Other 58,227 2.2 47,167 1.8 TOTAL 1,793,248 100.0% 1,721,550 100.0% (1) Industries and sectors are determined by management using Thompson Reuters Business Classification and are presented in order of Company’s Share of annualized base rent. (2) Excludes signed leases not commenced. (3) Excludes 170,640 square feet occupied by the Company. (4) Excludes 159,563 square feet occupied by the Company. (5) Includes 631,791 square feet occupied by co-working tenants (represents 4.7% of total annualized base rent). (6) Includes 439,718 square feet occupied by co-working tenants (represents 3.9% of the Company’s Share of total annualized base rent). (7) Includes 457,767 square feet of storefront retail (represents 3.1% of total annualized base rent). (8) Includes 404,862 square feet of storefront retail (represents 2.8% of the Company’s Share of total annualized base rent). Page 39 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Fifteen Largest Office Tenants Company’s Share Total Total Percent of Percent of Credit Rating(3) Market Lease Occupied Occupied Rentable Annualized Annualized Capitalization Tenant(1) Property Expiration Square Feet Square Feet Square Feet Base Rent(2) Base Rent Moody’s S&P (in billions)(3) Netflix, Inc. Various 9/30/2031 722,305 (4) 722,305 5.7% $ 45,620,172 8.0% Ba3 BB- $ 200.1 Google, Inc. Various Various 605,947 (5) 587,338 4.6 44,221,847 7.6 Aa2 AA+ 900.7 Nutanix, Inc. Various 5/31/2024 436,208 (6) 436,208 3.4 17,820,288 3.1 4.4 Riot Games, Inc. Element LA 3/31/2030 284,037 (7) 284,037 2.2 17,343,691 3.0 — Qualcomm Skyport Plaza 7/31/2022 376,817 376,817 2.9 14,505,947 2.5 A2 A- 102.6 Salesforce.com Rincon Center Various 265,394 (8) 265,394 2.1 13,909,529 2.4 A3 A 168.5 Square, Inc. 1455 Market(9) 9/27/2023 469,056 257,981 2.0 12,614,197 2.2 38.1 Dell EMC Corporation Various Various 294,756 (10) 294,756 2.3 10,621,549 1.8 — WeWork Companies Inc. Various Various 374,542 (11) 203,077 1.6 10,124,302 1.7 — Uber Technologies, Inc. 1455 Market(9) 2/28/2025 325,445 178,995 1.4 9,336,200 1.6 B2 B- 53.9 NFL Enterprises Various 12/31/2023 167,606 (12) 167,606 1.3 7,361,256 1.3 — Regus Various Various 150,081 (13) 150,081 1.2 6,986,764 1.2 — GitHub, Inc. Various 6/30/2025 92,450 (14) 92,450 0.7 6,554,532 1.1 — Technicolor Creative 6040 Sunset 5/31/2032 114,958 (15) 114,958 0.9 6,414,656 1.1 — Services USA, Inc. Weil, Gotshal & Manges LLP Towers at Shore 8/31/2026 76,278 76,278 0.6 5,417,817 0.9 — Center TOTAL 4,755,880 4,208,281 32.9% $228,852,747 39.5% (1) Presented in order of Company’s Share of annualized base rent. (2) Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases as of June 30, 2020, by (ii) 12. Annualized base rent does not reflect tenant reimbursements. Annualized base rents related to Bentall Centre have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2020. (3) Credit rating and market capitalization data provided by FactSet and as of June 30, 2020. (4) Netflix, Inc. expirations by square footage and property: (i) 326,792 square feet at ICON, (ii) 301,127 square feet at EPIC, and (iii) 94,386 square feet at CUE. (5) Google, Inc. expirations by square footage and property: (i) 207,857 square feet at 3400 Hillview expiring on November 30, 2021, (ii) 7,604 square feet at Rincon Center expiring on October 31, 2023, (iii) 182,672 square feet at Foothill Research Center expiring on February 28, 2025, (iv) 166,460 square feet at Rincon Center expiring on February 29, 2028, and (v) 41,354 square feet at Ferry Building expiring on October 31, 2029. Google, Inc. may elect to exercise its early termination right at Rincon Center for 166,460 square feet effective April 15, 2025 by delivering written notice on or before January 15, 2024. At One Westside, Google, Inc. is expected to take possession of an additional 584,000 square feet during first quarter 2022. We own 75% of the ownership interest in the consolidated joint venture that owns One Westside. Please see page 34 for description of rent phasing and abatements. (6) Nutanix, Inc. expirations by square footage and property: (i) 196,247 square feet at 1740 Technology, (ii) 131,351 square feet at Concourse, and (iii) 108,610 square feet at Metro Plaza. At 1740 Technology, Nutanix, Inc. is expected to take possession of an additional 3,198 square feet during fourth quarter 2020 and 6,413 square feet during second quarter 2022. All leases for Nutanix, Inc. will expire on May 31, 2024. (7) Riot Games, Inc. may elect to exercise its early termination right for the entire premises effective February 28, 2025 by delivering written notice on or before February 29, 2024. Page 40 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Fifteen Largest Office Tenants (continued) (8) Salesforce.com expirations by square footage: (i) 83,016 square feet expiring on July 31, 2025, (ii) 83,372 square feet expiring on April 30, 2027, (iii) 93,028 square feet expiring on October 31, 2028, and (iv) 5,978 square feet of month-to-month storage space. Salesforce.com may elect to exercise its early termination right with respect to 74,966 square feet between August 1, 2021 and September 30, 2021 (the “Termination Date”) by delivering written notice no later than 12 months prior to the Termination Date. Salesforce.com subleased 259,416 square feet at Rincon Center to Twilio Inc. during third quarter 2018. Effective January 30, 2019, we entered into an agreement to reimburse Salesforce.com approximately $6.3 million for costs incurred in connection with the sublease. We are entitled to recoup this cost from amounts paid pursuant to the sublease commencing February 1, 2019, of which we have been fully reimbursed as of March 31, 2020. Thereafter, Salesforce.com will pay us 50% of any amounts received pursuant to the sublease, such that we will begin receiving an average of $340,000 per month of sublease cash rents starting June 2020, with annual growth thereafter. The Company’s share of sublease GAAP rents (i.e. straight-lined rents) increased from approximately $0.3 million per month to approximately $0.4 million per month beginning April 2020. (9) We own 55% of the ownership interest in the consolidated joint venture that owns 1455 Market. (10) Dell EMC Corporation expirations by square footage and property: (i) 185,292 square feet at 505 First expiring on October 18, 2021, (ii) 42,954 square feet at 505 First expiring on December 31, 2023, and (iii) 66,510 square feet at 875 Howard expiring on June 30, 2026. Dell EMC Corporation is expected to take possession of an additional 17,039 square feet at 875 Howard during third quarter of 2020, with an expected expiration on June 30, 2026. (11) WeWork Companies Inc. expirations by square footage and property: (i) 12,713 square feet at Foothill Research Center expiring June 30, 2022, (ii) 54,336 square feet at Hill7 expiring January 31, 2030, (iii) 94,826 square feet at Maxwell expiring June 30, 2031, (iv) 66,056 square feet at 1455 Market expiring October 31, 2031, and (v) 146,611 square feet at Bentall Centre expiring October 31, 2033. We own 55% of the ownership interest in the consolidated joint ventures that own Hill7 and 1455 Market, and 20% of the ownership interest in the unconsolidated joint venture that owns Bentall Centre. Subsequent to June 30, 2020, we entered into an agreement with WeWork Companies Inc. stipulating that the tenant shall pay substitution rent in an amount equal to seventy percent (70%) of net revenues actually received during each full calendar month for the remainder of the lease term in lieu of paying monthly base rent. We reserve the option to terminate this lease in its entirety or as to a full floor of the premises at any time by providing a minimum 60 days’ written notice. (12) NFL Enterprises by square footage and property: (i) 157,687 square feet at 10950 Washington and (ii) 9,919 square feet at 10900 Washington. NFL Enterprises may elect to exercise its early termination right for the entire premises effective December 31, 2022 by delivering written notice on or before September 30, 2021. (13) Regus expirations by square footage and property: (i) 44,957 square feet at Gateway expiring on March 31, 2022, (ii) 20,059 square feet at 11601 Wilshire expiring on February 29, 2024, (iii) 27,369 square feet at Techmart expiring on April 30, 2025, (iv) 9,739 square feet at Palo Alto Square expiring on April 30, 2026, (v) 26,661 square feet at 95 Jackson expiring on October 31, 2030, and (vi) 21,296 square feet at 450 Alaskan expiring on October 31, 2030. (14) GitHub Inc. expirations by square footage and property: (i) 57,120 square feet at 275 Brannan and (ii) 35,330 square feet at 625 Second. (15) Technicolor Creative Services USA, Inc. may elect to exercise its early termination right for the entire premises effective May 31, 2027 by delivering written notice on or before May 31, 2026. Page 41 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Office Property Leasing Activity(1) Three Months Ended Six Months Ended June 30, 2020 June 30, 2020 Total gross leasing activity Rentable square feet(2) 107,429 336,361 Gross new leasing activity Rentable square feet 25,010 164,790 New cash rate $65.42 $52.86 Gross renewal leasing activity Rentable square feet 82,419 171,571 Renewal cash rate $57.17 $54.12 Total leases expired and terminated Contractual (scheduled) expiration 128,116 550,752 Early termination 26,763 62,982 Total 154,879 613,734 Net absorption Leased rentable square feet (129,869) (448,944) Cash rent growth(3) Expiring rate $54.95 $46.02 New/renewal rate(4) $59.09 $53.01 Change(3) 7.5% 15.2% Straight-line rent growth(5) Expiring rate $49.29 $42.55 New/renewal rate(4) $58.83 $53.55 Change(5) 19.3% 25.9% Weighted average lease terms New (in months) 62.4 72.2 Renewal (in months) 22.5 44.0 Blended 31.8 56.8 TENANT IMPROVEMENTS AND LEASING COMMISSIONS(6) Per Square Foot Three Months Ended June 30, 2020 Six Months Ended June 30, 2020 Total Annual Total Annual New leases $68.05 $13.09 $47.27 $7.86 Renewal leases $4.07 $2.17 $11.27 $3.07 Blended $18.97 $7.16 $27.52 $5.82 NET EFFECTIVE RENT(7) Per Square Foot Three Months Ended June 30, 2020 Six Months Ended June 30, 2020 Total Total New leases $50.41 $43.04 Renewal leases $54.18 $50.12 Blended $53.30 $46.92 Page 42 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Office Property Leasing Activity(1) (continued) (1) Represents 100% share of consolidated and unconsolidated joint ventures. (2) Includes square footage related to the Company’s management offices totaling 23,561 square feet for the six months ended June 30, 2020. (3) Represents a comparison between initial stabilized cash rents on new and renewal leases as compared to the expiring cash rents in the same space. New leases are only included if the same space was leased within the previous 12 months. (4) The new rates being compared to expiring rates for the three and six months ended June 30, 2020 are calculated using the weighted average starting rates for 25,010 and 126,274 square feet of new leases, respectively. The renewal rates are a weighted average calculation of the total executed renewals for the periods indicated. (5) Represents a comparison between initial straight-line rents on new and renewal leases as compared to the straight-line rents on expiring leases in the same space. New leases are only included if the same space was leased within the previous 12 months. (6) Represents per-square-foot weighted average lease transaction costs based on the leases executed in the current quarter. (7) Represents the weighted average initial annual cash rent, net of the annualized concessions (i.e free rent), tenant improvements and lease commissions. Page 43 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Commenced Office Leases with Non-Recurring Upfront Abatements(1) Square Lease Rent Starting Lease Submarket Feet Start Date Start Date Base Rents(2) Expiration Date Vancouver, British Columbia Bentall Centre(3) Downtown Vancouver 71,424 5/1/2020 10/1/2020 $ 39.04 9/30/2030 San Francisco Bay Area, California Towers at Shore Center Redwood Shores 25,549 7/15/2019 7/1/2020 $ 66.00 5/31/2024 Foothill Research Center Palo Alto 72,411 12/18/2019 6/15/2020 $ 73.80 2/28/2025 333 Twin Dolphin Redwood Shores 10,882 1/21/2020 8/1/2020 $ 66.00 7/31/2025 Palo Alto Square Palo Alto 13,593 2/1/2020 7/30/2020 $ 92.08 8/31/2028 555 Twin Dolphin Redwood Shores 14,721 3/1/2020 6/1/2020 $ 64.20 7/31/2025 Foothill Research Center Palo Alto 12,389 3/1/2020 8/28/2020 $ 73.80 2/28/2025 Concourse(4) North San Jose 54,910 Various 5/1/2020 $ 43.20 7/31/2030 Los Angeles, California EPIC(5) Hollywood 105,420 10/1/2019 9/30/2020 $ 68.40 9/30/2031 EPIC(5) Hollywood 60,014 10/1/2019 3/30/2021 $ 68.40 9/30/2031 (1) Consists of leases for more than 10,000 square feet that commenced on or prior to June 30, 2020, with three or more months of up-front free rent resulting in a rent start date after the commencement of the three-month period ending June 30, 2020. (2) Calculated by dividing (a) the product of (i) monthly base rental payments (defined as cash base rents (before abatements or deferments)) as of the lease commencement date, and (ii) 12, by (b) the leased square footage. Base rents do not include tenant reimbursements.. (3) We own 20% of the ownership interest in the unconsolidated joint venture that owns Bentall Centre. Rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2020. (4) 26,541 square feet commenced during second quarter 2019, 7,849 square feet commenced during third quarter 2019 and 20,520 square feet commenced during fourth quarter 2019. (5) During second quarter 2020, Netflix, Inc. entered into an agreement to increase its tenant improvement allowance by relinquishing these base rent abatements previously scheduled to occur after its rent start dates in 2020 and 2021. Page 44 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Uncommenced Office Leases—Next Eight Quarters(1)(2) Company’s Share Q3 2020 Q1 2022 Q2 2022 Q3 2020 Q1 2022 Q2 2022 Starting Starting Starting Starting Starting Starting Rent per Rent per Rent per Rent per Rent per Rent per SF SF(3) SF SF(3) SF SF(3) SF SF(3) SF SF(3) SF SF(3) Vancouver, British Columbia Downtown Vancouver(4) 47,571 $ 12.63 (5) — $ — — $ — 9,514 $ 12.63 (6) — $ — — $ — Subtotal 47,571 12.63 — — — — 9,514 12.63 ———— Greater Seattle, Washington Pioneer Square 149 31.67 — — — — 149 31.67 ———— Subtotal 149 31.67 — — — — 149 31.67 ———— San Francisco Bay Area, California San Francisco 19,476 71.34 — — — — 19,476 71.34 ———— Foster City 9,292 45.00 — — — — 9,292 45.00 ———— Redwood Shores 9,460 74.69 — — — — 9,460 74.69 ———— Santa Clara 1,800 57.00 — — — — 1,800 57.00 ———— North San Jose 14,172 50.65 — — — — 14,172 50.65 ———— Subtotal 54,200 61.52 — — — — 54,200 61.52 ———— Los Angeles, California Downtown Los Angeles —— — — 8,604 31.88 — — — — 8,604 31.88 West Los Angeles 7,154 62.39 584,000 62.01 — — 7,154 62.39 438,000 62.01 — — Subtotal 7,154 62.39 584,000 62.01 8,604 31.88 7,154 62.39 438,000 62.01 8,604 31.88 TOTAL UNCOMMENCED 109,074 $ 40.22 584,000 $ 62.01 8,604 $ 31.88 71,017 $ 55.00 438,000 $ 62.01 8,604 $ 31.88 (1) Consists of uncommenced leases, defined as new leases with respect to vacant space executed on or prior to June 30, 2020, but with commencement dates after June 30, 2020 and within the next eight quarters. This table omits submarkets and quarters without any activity. (2) There are no uncommenced leases commencing in fourth quarter 2020 through fourth quarter 2021. (3) Calculated by dividing (a) the product of (i) monthly base rental payments (defined as cash base rents (before abatements or deferments)) as of the lease commencement date, and (ii) 12, by (b) the leased square footage. Base rents do not include tenant reimbursements. Rent commencement dates do not reflect up-front free rents, if any. (4) Starting rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2020. (5) Includes 16,000 square feet of space to be occupied by the Company for building management use (6) Includes 3,200 square feet of space to be occupied by the Company for building management use. Page 45 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Backfilled Office Leases—Next Eight Quarters(1)(2) Company’s Share Q3 2020 Q4 2020 Q2 2021 Q3 2020 Q4 2020 Q2 2021 Starting Starting Starting Starting Starting Starting Rent per Rent per Rent per Rent per Rent per Rent per SF SF(3) SF SF(3) SF SF(3) SF SF(3) SF SF(3) SF SF(3) Vancouver, British Columbia Downtown Vancouver(4) — $ — 24,513 $ 38.67 — $ —— $ — 4,903 $ 38.67 — $ — Subtotal — — 24,513 38.67 — — — — 4,903 38.67 — — Greater Seattle, Washington Lynnwood 5,656 25.44 — — — — 5,656 25.44 — — — — Subtotal 5,656 25.44 — — — — 5,656 25.44 — — — — San Francisco Bay Area, California San Francisco — — 6,041 53.56 1,944 112.00 — — 6,041 53.56 1,069 112.02 Palo Alto 7,846 88.80 — — — — 7,846 88.80 — — — — Santa Clara 8,834 55.80 — — — — 8,834 55.80 — — — — North San Jose — — 8,521 46.03 — — — — 8,521 46.03 — — Subtotal 16,680 71.32 14,562 49.16 1,944 112.00 16,680 71.32 14,562 49.16 1,069 112.02 TOTAL BACKFILLED 22,336 59.70 39,075 42.58 1,944 112.00 22,336 59.70 19,465 46.51 1,069 112.02 TOTAL UNCOMMENCED AND BACKFILLED 131,410 $ 43.53 39,075 $ 42.58 1,944 $ 112.00 93,353 $ 56.12 19,465 $ 46.51 1,069 $ 112.02 For footnotes (1), (2), (3) and (4) above refer to the descriptions on page 47 Page 46 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Backfilled Office Leases—Next Eight Quarters(1)(2) (continued) Company’s Share Q3 2021 Q1 2022 Q2 2022 Q3 2021 Q1 2022 Q2 2022 Starting Starting Starting Starting Starting Starting Rent per Rent per Rent per Rent per Rent per Rent per SF SF(3) SF SF(3) SF SF(3) SF SF(3) SF SF(3) SF SF(3) Vancouver, British Columbia Downtown Vancouver(4) 5,334 — (5) — — — — 1,067 — (5) ———— Subtotal 5,334 — — — — — 1,067 — — — — — San Francisco Bay Area, California North San Jose —— —— 6,413 44.30 —— — — 6,413 44.30 Subtotal —— —— 6,413 44.30 —— — — 6,413 44.30 TOTAL BACKFILLED 5,334 — — — 6,413 44.30 1,067 — — — 6,413 44.30 TOTAL UNCOMMENCED AND BACKFILLED 5,334 $ — 584,000 $ 62.01 15,017 $ 37.18 1,067 $ — 438,000 $ 62.01 15,017 $ 37.18 (1) Consists of backfilled leases, defined as new leases with respect to occupied space executed on or prior to June 30, 2020, but with commencement dates after June 30, 2020 and within the next eight quarters. This table omits submarkets and quarters without any activity. (2) There are no backfilled leases commencing in first quarter 2021 and fourth quarter 2021 through first quarter 2022. (3) Calculated by dividing (a) the product of (i) monthly base rental payments (defined as cash base rents (before abatements or deferments)) as of the lease commencement date, and (ii) 12, by (b) the leased square footage. Base rents do not include tenant reimbursements. Rent commencement dates do not reflect up-front free rents, if any. (4) Starting rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2020. (5) Management office to be occupied by the Company. Page 47 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Expiring Office Leases—Next Eight Quarters(1) Company’s Share Q3 2020(2) Q4 2020 Q1 2021 Q2 2021 Q3 2020(3) Q4 2020 Q1 2021 Q2 2021 Expiring Rent/ Expiring Rent/ Expiring Rent/ Expiring Rent/ Expiring Rent/ Expiring Rent/ Expiring Rent/ Expiring Rent/ SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) Vancouver, British Columbia Downtown Vancouver(6) 23,404 $ 24.00 30,195 $21.58 4,977 $ 26.09 20,494 $ 23.51 4,681 $24.00 6,039 $21.58 995 $26.09 4,099 $ 23.51 Subtotal 23,404 24.00 30,195 21.58 4,977 26.09 20,494 23.51 4,681 24.00 6,039 21.58 995 26.09 4,099 23.51 Greater Seattle, Washington Denny Triangle — — — — 39,680 30.79 1,194 — (7) —— — — 39,680 30.79 657 — (7) Lynnwood — — — — 5,603 21.22 — — — — — — 5,603 21.22 — — Pioneer Square 7,690 26.01 7,342 14.51 118,372 28.05 (8) 3,693 45.37 7,690 26.01 7,342 14.51 118,372 28.05 (8) 3,693 45.37 Subtotal 7,690 26.01 7,342 14.51 163,655 28.48 4,887 34.28 7,690 26.01 7,342 14.51 163,655 28.48 4,350 38.52 San Francisco Bay Area, California Foster City 13,712 68.59 2,189 73.03 4,988 75.82 4,137 — (7) 13,712 68.59 2,189 73.03 4,988 75.82 4,137 — (7) Palo Alto 16,598 85.80 44,170 74.96 10,316 98.55 46,734 78.18 16,598 85.80 44,170 74.96 10,316 98.55 46,734 78.18 Redwood Shores 22,916 23.47 51,842 41.47 (9) 17,458 56.38 72,615 60.67 (10) 22,916 23.47 51,842 41.47 (9) 17,458 56.38 72,615 60.67 (10) San Francisco 37,021 35.94 31,357 88.70 991 115.45 1,944 107.09 31,150 29.99 19,965 86.16 711 99.24 1,069 107.09 North San Jose 29,440 41.52 41,175 39.78 78,120 41.04 (11) 67,550 35.29 (12) 29,440 41.52 41,175 39.78 78,120 41.04 (11) 67,550 35.29 (12) Santa Clara 10,849 50.47 19,074 51.99 8,035 53.25 10,272 42.93 10,849 50.47 19,074 51.99 8,035 53.25 10,272 42.93 Subtotal 130,536 45.99 189,807 58.12 119,908 51.10 203,252 54.57 124,665 44.97 178,415 55.89 119,628 50.85 202,377 54.35 Los Angeles, California Hollywood — — — — 13,518 52.08 — — — — — — 13,518 52.08 — — West Los Angeles 1,511 — (7) 22,518 45.10 8,346 51.79 — — 1,511 — (7) 22,518 45.10 8,346 51.79 — — Subtotal 1,511 — 22,518 45.10 21,864 51.97 — — 1,511 — 22,518 45.10 21,864 51.97 — — TOTAL 163,141 $ 41.47 249,862 $51.25 310,404 $ 38.83 228,633 $ 51.36 138,547 $42.72 214,314 $52.37 306,142 $38.89 210,826 $ 53.42 Expirations as % of Total In-Service 1.2% 1.8% 2.2% 1.6% 1.2% 1.8% 2.6% 1.8% Portfolio Page 48 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Expiring Office Leases—Next Eight Quarters(1)(continued) Company’s Share Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Expiring Rent/ Expiring Rent/ Expiring Rent/ Expiring Rent/ Expiring Rent/ Expiring Rent/ Expiring Rent/ Expiring Rent/ SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) SF(4) SF(5) Vancouver, British Columbia Downtown Vancouver(6) 61,627 $26.15 (13) 112,592 $ 24.34 (14) 25,744 $ 31.76 65,300 $26.56 (15) 12,325 $26.15 (13) 22,518 $24.34 (14) 5,149 $31.76 13,060 $ 26.56 (15) Subtotal 61,627 26.15 112,592 24.34 25,744 31.76 65,300 26.56 12,325 26.15 22,518 24.34 5,149 31.76 13,060 26.56 Greater Seattle, Washington Lynnwood — — 9,570 20.00 2,842 22.81 15,960 22.39 — — 9,570 20.00 2,842 22.81 15,960 22.39 Pioneer (16) (16) Square 32,641 38.68 185,292 24.75 6,136 47.53 10,181 42.78 32,641 38.68 185,292 24.75 6,136 47.53 10,181 42.78 Subtotal 32,641 38.68 194,862 24.51 8,978 39.71 26,141 30.33 32,641 38.68 194,862 24.51 8,978 39.71 26,141 30.33 San Francisco Bay Area, California Foster City 5,572 63.99 17,045 70.65 23,565 52.85 55,259 76.56 (17) 5,572 63.99 17,045 70.65 23,565 52.85 55,259 76.56 (17) Palo Alto 24,264 59.93 226,048 74.47 (18) 12,165 93.76 36,803 75.65 24,264 59.93 226,048 74.47 (18) 12,165 93.76 36,803 75.65 Redwood (19) (19) Shores 80,224 60.10 22,276 71.20 15,993 68.67 28,836 70.17 80,224 60.10 22,276 71.20 15,993 68.67 28,836 70.17 San (20) (20) Francisco 60,308 38.85 931 197.03 517 196.69 2,222 42.09 60,308 38.85 512 197.03 284 196.69 2,222 42.09 North San (21) (22) (23) (24) (21) (22) (23) (24) Jose 77,291 39.47 53,898 42.23 100,699 44.30 78,997 44.45 77,291 39.47 53,898 42.23 100,699 44.30 78,997 44.45 Santa Clara 15,507 55.37 12,711 53.97 24,294 52.20 2,954 52.86 15,507 55.37 12,711 53.97 24,294 52.20 2,954 52.86 Subtotal 263,166 48.96 332,909 68.39 177,233 52.56 205,071 62.41 263,166 48.96 332,490 68.23 177,000 52.37 205,071 62.41 Los Angeles, California Hollywood — — — — — — 3,273 56.05 — — —— — — 3,273 56.05 West Los Angeles 4,791 64.56 9,960 50.99 4,052 60.98 4,632 65.81 4,791 64.56 9,960 50.99 4,052 60.98 4,632 65.81 Subtotal 4,791 64.56 9,960 50.99 4,052 60.98 7,905 61.77 4,791 64.56 9,960 50.99 4,052 60.98 7,905 61.77 TOTAL 362,225 $44.36 650,323 $ 47.35 216,007 $ 49.70 304,417 $51.95 312,923 $47.23 559,830 $50.94 195,179 $51.42 252,177 $ 57.21 Expirations as % of Total In-Service 2.6% 4.7% 1.6% 2.2% 2.6% 4.7% 1.6% 2.1% Portfolio (1) This does not reflect 116,762 square feet, of which 114,293 square feet represents the Company’s Share, that expired on June 30, 2020. This table omits submarkets without any expirations over the next eight quarters. (2) Third quarter 2020 expiring square footage representing 100% share of joint ventures does not include 24,886 square feet of month-to-month leases. (3) Third quarter 2020 expiring square footage representing the Company’s Share of joint ventures does not include 18,125 square feet of month-to-month leases. (4) Includes leases that expire on the last day of the quarter. (5) Calculated by dividing (a) the product of (i) monthly base rental payments (defined as cash base rents (before abatements or deferments)) as of the lease expiration date, and (ii) 12, by (b) the leased square footage. Base rents do not include tenant reimbursements. Page 49 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Expiring Office Leases—Next Eight Quarters(1) (continued) (6) Expiring rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2020. (7) Total expiring square footage consists of space occupied by the Company’s management office. (8) Top three expiring tenants by square footage: (i) Nuance Communications at 505 First for 45,568 square feet, (ii) Blue Nile at 411 First for 39,072 square feet, and (iii) Qualtrics, LLC at 83 King for 24,724 square feet. (9) Top three expiring tenants by square footage: (i) Wells Fargo Bank at Skyway Landing for 40,257 square feet, (ii) Thomas James Homes, LLC at Shorebreeze for 3,008 square feet, and (iii) Azumio at Shorebreeze for 2,592 square feet. (10) Top three expiring tenants by square footage: (i) Iovance Biotherapeutics at Skyway Landing for 29,165 square feet, (ii) Education Elements, Inc. at Skyway Landing for 6,405 square feet, and (iii) Lastline, Inc. at Towers at Shore Center for 6,368 square feet. (11) Top three expiring tenants by square footage: (i) Siliconware USA, Inc. at Concourse for 15,777 square feet, (ii) Robin Systems at Concourse for 13,016 square feet, and (iii) Whitehat Security, Inc. at Concourse for 8,425 square feet. (12) Top three expiring tenants by square footage: (i) GEO Semiconductor, Inc. at Metro Plaza for 13,027 square feet, (ii) Hudson Pacific Properties management office at Gateway for 12,223 square feet, and (iii) CCS Associates, Inc. at Gateway for 8,151 square feet. (13) Top three expiring tenants at Bentall Centre by square footage: (i) CIBC World Markets, Inc. for 36,978 square feet, (ii) Just Systems Canada, Inc. for 6,906 square feet, and (iii) Marubeni Canada Ltd. for 6,182 square feet. (14) Top three expiring tenants at Bentall Centre by square footage: (i) Absolute Software Corporation for 46,585 square feet, (ii) Wesgroup Properties Ltd. for 16,686 square feet, and (iii) Toronto- Dominion Bank for 14,848 square feet. (15) Top three expiring tenants at Bentall Centre by square footage: (i) B2Gold Corporation for 24,844 square feet, (ii) Business Development Bank of Canada for 23,054 square feet, and (iii) Fiore Management & Advisory Corporation for 8,624 square feet. (16) Total expiring square footage consists of Dell EMC Corporation at 505 First for 185,292 square feet. (17) Top three expiring tenants by square footage: (i) Jefferies LLC at Metro Center for 14,562 square feet, (ii) Conversica, Inc. at Metro Center for 11,243 square feet, and (iii) Z&L Properties at Metro Center for 9,037 square feet. (18) Total expiring square footage consists of: (i) Google, Inc. at 3400 Hillview for 207,857 square feet, (ii) Arnold & Porter, LLP at Page Mill Hill for 13,065 square feet, and (iii) Pilot AI Labs, Inc. at Palo Alto Square or 5,126 square feet. (19) Top three expiring tenants by square footage: (i) Ernst & Young U.S. LLP at Shorebreeze for 20,253 square feet, (ii) Thought Stream LLC at Skyway Landing for 8,820 square feet, and (iii) Adaptive Spectrum and Signal Alignment, Inc. at Towers at Shore Center for 8,461 square feet. (20) Total expiring square footage consists of : (i) General Services Administration at 901 Market for 40,626 square feet, (ii) Yank Sing at Rincon Center for 13,651 square feet, and (iii) Forest City Residential Group at 875 Howard for 6,031 square feet. (21) Top three expiring tenants by square footage: (i) Globallogic, Inc. at Concourse for 29,261 square feet, (ii) Skybox Security, Inc. at Gateway for 13,269 square feet, and (iii) Contract Office Group Inc. at Concourse for 9,956 square feet. (22) Top three expiring tenants by square footage: (i) Level 3 Communications, LLC at Concourse for 13,258 square feet, (ii) Bay Microsystems, Inc. at Gateway for 12,096 square feet, and (iii) SUMCO Phoenix Corporation at Gateway for 6,053 square feet. (23) Top three expiring tenants by square footage: (i) Regus at Gateway for 44,957 square feet, (ii) Vital Connect, Inc. at Concourse for 19,296 square feet, and (iii) Lee Hecht Harrison, LLC at Gateway for 4,860 square feet. (24) Top three expiring tenants by square footage: (i) Fenwick & West LLP at Metro Plaza for 18,428 square feet, (ii) PeerNova, Inc. at Gateway for 8,737 square feet, and (iii) CALPERS at Metro Plaza for 6,955 square feet. Page 50 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Expiring Office Leases—Annual Company’s Share Percentage Annualized Square Square Percent of of Office Annualized Base Rent Per Number of Footage of Footage of Office Portfolio Base Rent Annualized Lease Square Leases Expiring Expiring Portfolio Annualized Annualized Per Leased Base Rent at Foot at Year of Lease Expiration Expiring Leases(1) Leases(2) Square Feet Base Rent(3) Base Rent Square Foot(4) Expiration Expiration(5) Vacant 1,221,639 1,179,858 9.2% 2020 94 488,052 432,638 3.4 $ 22,168,523 3.6% $ 51.24 $ 22,597,239 $ 52.23 2021 182 1,518,646 1,357,320 10.6 64,871,481 10.6 47.79 66,466,697 48.97 2022 179 1,499,279 1,321,619 10.3 65,883,432 10.9 49.85 69,908,756 52.90 2023 122 1,843,968 1,426,324 11.1 64,865,365 10.6 45.48 71,586,806 50.19 2024 126 1,845,614 1,646,248 12.9 83,860,486 13.8 50.94 94,038,639 57.12 2025 74 1,544,051 1,258,591 9.9 73,514,016 12.1 58.41 83,457,914 66.31 2026 33 440,493 393,499 3.1 23,509,366 3.9 59.74 28,242,582 71.77 2027 26 594,174 506,098 4.0 28,830,447 4.7 56.97 34,693,564 68.55 2028 21 661,754 589,630 4.6 37,231,617 6.1 63.14 45,951,306 77.93 2029 17 311,382 217,548 1.7 15,981,731 2.6 73.46 19,861,411 91.30 Thereafter 26 1,990,297 1,757,574 13.8 97,291,537 16.0 55.36 133,392,807 75.90 Building management use(6) 31 170,640 159,563 1.3 — — — — — Signed leases not commenced(7) 20 701,678 517,621 4.1 31,340,463 5.1 60.55 45,944,459 88.76 TOTAL/WEIGHTED AVERAGE 951 14,831,667 12,764,131 100.0% $ 609,348,464 100.0% $ 52.60 $ 716,142,180 $ 61.82 (1) Total expiring square footage does not include 24,886 square feet of month-to-month leases. (2) Total expiring square footage does not include 18,125 square feet of month-to-month leases. (3) Rent data for our office properties is presented on an annualized basis without regard to cancellation options. Annualized base rent for office properties is calculated multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) as of June 30, 2020, by (ii) 12. Annualized base rent does not reflect tenant reimbursements. (4) Annualized base rent per square foot for all lease expiration years is calculated as (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases, divided by (ii) square footage under commenced leases as of June 30, 2020. (5) Annualized base rent per square foot at expiration for all lease expiration years is calculated as (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases, divided by (ii) square footage under commenced lease as of June 30, 2020. (6) Reflects management offices occupied by the Company with various expiration dates. (7) Annualized base rent per leased square foot and annualized base rent per square foot at expiration for signed leases not commenced reflects uncommenced leases for space not occupied as of June 30, 2020 and is calculated as (i) base rental payments (defined as cash base rents at expiration (before abatements or deferments)) under uncommenced leases for vacant space as of June 30, 2020, divided by (ii) square footage under uncommenced leases as of June 30, 2020. Page 51 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Definitions and Reconciliations

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Definitions Adjusted EBITDAre: Adjusted EBITDAre represents net income (loss) before interest, income taxes, depreciation and amortization, and before our share interest and depreciation from the unconsolidated real estate entity and further adjusted to eliminate the impact of certain non-cash items and items that we do not consider indicative of our ongoing performance. We believe that Adjusted EBITDAre is useful because it allows investors and management to evaluate and compare our performance from period to period in a meaningful and consistent manner, in addition to standard financial measurements under GAAP. Adjusted EBITDAre is not a measurement of financial performance under GAAP and should not be considered as an alternative to income attributable to common shareholders, as an indicator of operating performance or any measure of performance derived in accordance with GAAP. Our calculation of Adjusted EBITDAre may be different from the calculation used by other companies and, accordingly, comparability may be limited. Adjusted Funds from Operations (“AFFO”): Non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense and the Company’s Share of amortization of deferred financing costs, and subtracting recurring capital expenditures related to the Company’s Share of tenant improvements and leasing commissions (excluding pre-existing obligations on contributed or acquired properties funded with amounts received in settlement of prorations), and eliminating the net effect of the Company’s Share of straight-line rents, amortization of lease buy-out costs, amortization of above-and below-market lease intangible assets and liabilities, amortization of above-and below-market ground lease intangible assets and liabilities and amortization of loan discounts/premiums. AFFO is not intended to represent cash flow for the period. We believe that AFFO provides useful information to the investment community about our financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Annual Debt Service: Includes principal payments based on amortization schedule and annual interest payments of fixed rate loans and variable rate loans with effective fixed rate as a result of derivative instruments on the full principal balance. In instances where interest is paid based on a LIBOR margin, we used the current margin based on the leverage ratio as of the current period. Amount does not include interest payment of variable rate loans that are partially effectively fixed through derivative instruments. Excludes amortization of deferred financing costs and loan discounts/ premiums. Company’s Share: Non-GAAP financial measures calculated as the consolidated amount, in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests).  Management believes that presenting the “Company’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting the Company’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  Company’s Share of Debt: Similar to Consolidated Debt except it includes the Company’s Share of unconsolidated joint venture debt and excludes partner’s share of consolidated joint venture partner debt. Company’s Share of Market Capitalization: Similar to Consolidated Market Capitalization except it includes the Company’s Share of Debt. Consolidated Debt: Equal to the sum of (i) Unsecured and Secured Debt and (ii) series A preferred units Consolidated Market Capitalization: Equal to the sum of (i) Unsecured and Secured Debt, (ii) series A preferred units and (iii) common equity capitalization. Common equity capitalization represents the total Shares of Common Stock/Units Outstanding at End of Period multiplied by the closing price at quarter end. Consolidated Unsecured and Secured Debt: Excludes in-substance defeased debt related to our Hudson Pacific/Macerich joint venture and unamortized deferred financing costs and unamortized loan discounts/premiums related to our registered senior debt. The full amount of debt related to the Hill7 joint venture are included. Consolidated Debt, Net: Similar to Consolidated debt, less consolidated cash and cash equivalents. Company’s Share of Debt, Net: Similar to Company’s Share of Debt, except it includes the Company’s Share of unconsolidated joint venture cash and cash equivalents and excludes partner’s share of consolidated joint venture cash and cash equivalents. Page 53 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Definitions (continued) Funds from Operations (“FFO”): Non-GAAP financial measure we believe is a useful supplemental measure of our performance. We calculate FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts. The White Paper defines FFO as net income or loss calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), excluding gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus the Company’s Share of real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets). The calculation of FFO includes the Company’s Share of amortization of deferred revenue related to tenant-funded tenant improvements and excludes the depreciation of the related tenant improvement assets. We believe that FFO is a useful supplemental measure of our operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, our FFO may not be comparable to all other REITs. Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, we believe that FFO along with the required GAAP presentations provides a more complete measurement of our performance relative to our competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide. We use FFO per share to calculate annual cash bonuses for certain employees. However, FFO should not be viewed as an alternative measure of our operating performance because it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs and could materially impact our results from operations. Net Operating Income (“NOI”): We evaluate performance based upon property NOI from continuing operations. NOI is not a measure of operating results or cash flows from operating activities or cash flows as measured by GAAP and should not be considered an alternative to income from continuing operations, as an indication of our performance, or as an alternative to cash flows as a measure of liquidity, or our ability to make distributions. All companies may not calculate NOI in the same manner. We consider NOI to be a useful performance measure to investors and management because when compared across periods, NOI reflects the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing a perspective not immediately apparent from income from continuing operations. We calculate NOI as net income (loss) excluding corporate general and administrative expenses, depreciation and amortization, impairments, gains/losses on sales of real estate, interest expense, transaction-related expenses and other non-operating items. We define NOI as operating revenues (including rental revenues, other property-related revenue, tenant recoveries and other operating revenues), less property-level operating expenses (which includes external management fees, if any, and property-level general and administrative expenses). NOI on a cash basis is NOI adjusted to exclude the effect of straight-line rent and other non-cash adjustments required by GAAP. We believe that NOI on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent and other non-cash adjustments to revenue and expenses. Principal Amount: Outstanding debt balances including partner share of consolidated entities and excludes unamortized deferred financing costs and loan discounts/premiums. Shares of Common Stock/Units Outstanding at End of Period: Represents shares of common stock (including unvested restricted shares), OP units outstanding and an estimate for our dilutive Outperformance Programs (“OPPs,” or individually, “OPP”), including stock grants under our 2018 OPP and 2019 OPP and 2020 PSU Plan (collectively, the “Dilutive Shares”). Weighted Average Fully Diluted Common Stock/Units Outstanding: Includes an estimate for the dilution impact of stock grants to the Company's executives under its 2018 OPP, 2019 OPP and 2020 PSU Plan. This estimate is based on the projected award potential of such programs as of the end of such periods, as calculated in accordance with the ASC 260, Earnings Per Share. Page 54 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Reconciliation of Net Income (Loss) to Net Operating Income Unaudited, in thousands Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net income (loss) $ 7,011 $ 12,823 $ 20,960 $ (24,072) Adjustments: (Income) loss from unconsolidated real estate entity (410) 85 (174) 85 Fee income (556) — (1,166) — Interest expense 27,930 26,552 54,347 50,902 Interest income (1,048) (1,008) (2,073) (2,032) Transaction-related expenses 157 — 259 128 Unrealized loss on non-real estate investment 2,267 — 2,848 — Impairment loss — — — 52,201 Other income (716) (181) (1,030) (75) General and administrative 17,897 18,344 36,515 36,438 Depreciation and amortization 73,516 69,606 147,279 138,111 Net Operating Income $ 126,048 $ 126,221 $ 257,765 $ 251,686 Net Operating Income Breakdown Same-Store Office cash revenues $ 146,934 $ 146,300 $ 295,037 $ 284,669 Straight-line rent 7,513 9,052 16,821 22,947 Amortization of above-market and below-market leases, net 2,279 2,729 4,586 5,618 Amortization of lease incentive costs (466) (407) (906) (763) Same-Store Office revenues 156,260 157,674 315,538 312,471 Same-Store Studios cash revenues 13,637 17,299 33,289 38,479 Straight-line rent 674 319 832 680 Amortization of lease incentive costs (9) (9) (19) (19) Same-Store Studio revenues 14,302 17,609 34,102 39,140 Same-Store property revenues 170,562 175,283 349,640 351,611 Same-Store Office cash expenses 52,576 48,348 105,231 98,289 Straight-line rent 366 366 731 731 Amortization of above-market and below-market ground leases, net 586 586 1,172 1,172 Same-Store Office expenses 53,528 49,300 107,134 100,192 Same-Store Studio cash expenses 7,951 9,539 18,601 20,648 Same-Store Studio expenses 7,951 9,539 18,601 20,648 Same-Store property expenses 61,479 58,839 125,735 120,840 Same-Store net operating income 109,083 116,444 223,905 230,771 Non-Same-Store net operating income 16,965 9,777 33,860 20,915 Net Operating Income $ 126,048 $ 126,221 $ 257,765 $ 251,686 Page 55 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Reconciliation of Net Income (Loss) to Company’s Share of Net Operating Income Unaudited, in thousands Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Net income (loss) $ 7,011 $ 12,823 $ 20,960 $ (24,072) Adjustments: (Income) loss from unconsolidated real estate entity (410) 85 (174) 85 Fee income (556) — (1,166) — Interest expense 27,930 26,552 54,347 50,902 Interest income (1,048) (1,008) (2,073) (2,032) Transaction-related expenses 157 — 259 128 Unrealized loss on non-real estate investment 2,267 — 2,848 — Impairment loss — — — 52,201 Other income (716) (181) (1,030) (75) General and administrative 17,897 18,344 36,515 36,438 Depreciation and amortization 73,516 69,606 147,279 138,111 Company's Share of NOI from Unconsolidated Real Estate Entity 2,853 679 5,313 679 Net Operating Income Partner's Share (7,347) (7,339) (14,969) (14,756) Net Operating Income Company's Share $ 121,554 $ 119,561 $ 248,109 $ 237,609 Net Operating Income Breakdown Same-Store Office cash revenues $ 135,400 $ 136,490 $ 271,126 $ 264,684 Straight-line rent 7,088 7,232 16,238 19,851 Amortization of above-market and below-market leases, net 2,112 2,630 4,249 5,352 Amortization of lease incentive costs (442) (432) (856) (763) Same-Store Office revenues Company’s Share 144,158 145,920 290,757 289,124 Same-Store Studios cash revenues 13,637 17,299 33,289 38,479 Straight-line rent 674 319 832 680 Amortization of lease incentive costs (9) (9) (19) (19) Same-Store Studio revenues Company’s Share 14,302 17,609 34,102 39,140 Same-Store property revenues Company’s Share 158,460 163,529 324,859 328,264 Same-Store Office cash expenses 48,087 44,178 95,838 90,072 Straight-line rent 249 106 498 212 Amortization of above-market and below-market ground leases, net 576 576 1,151 1,151 Same-Store Office expenses Company’s Share 48,912 44,860 97,487 91,435 Same-Store Studio cash expenses 7,951 9,539 18,601 20,648 Same-Store Studio expenses Company’s Share 7,951 9,539 18,601 20,648 Same-Store property expenses Company’s Share 56,863 54,399 116,088 112,083 Same-Store net operating income Company’s Share 101,597 109,130 208,771 216,181 Non-Same-Store net operating income Company’s Share 19,957 10,431 39,338 21,428 Net Operating Income Company’s Share $ 121,554 $ 119,561 $ 248,109 $ 237,609 Page 56 of 57

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2020 Reconciliation of Consolidated Debt, Net to Adjusted EBITDAre (Annualized) Unaudited, in thousands Three Months Ended Quarter To Date June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 Net income $ 7,011 $ 13,949 $ 16,963 $ 62,955 $ 12,823 Interest income—Consolidated (1,048) (1,025) (1,010) (1,022) (1,008) Interest expense—Consolidated 27,930 26,417 28,353 26,590 26,552 Depreciation and amortization—Consolidated 73,516 73,763 74,196 69,781 69,606 EBITDA 107,409 113,104 118,502 158,304 107,973 Unconsolidated real estate entity depreciation and amortization 1,355 1,381 1,650 1,751 563 Unconsolidated real estate entity interest expense 630 930 949 966 257 EBITDAre 109,394 115,415 121,101 161,021 108,793 Unrealized loss on non-real estate investment 2,267 581 — — — Gain on sale of real estate — — — (47,100) — Other (income) expense (716) (314) (366) 333 (181) Transaction-related expenses 157 102 208 331 — Non-cash compensation expense 4,723 4,895 4,088 5,176 5,067 Straight-line rent receivables, net (12,062) (13,344) (12,992) (10,767) (11,469) Non-cash amortization of below-market rents, net (2,464) (2,544) (2,917) (2,810) (2,930) Non-cash amortization of below-market ground rents, net 588 577 615 615 615 Amortization of lease incentive costs 499 472 504 498 443 Adjusted EBITDAre 102,386 105,840 110,241 107,297 100,338 Studio cash NOI (5,686) (9,001) (9,698) (10,558) (7,760) Office property adjusted EBITDAre 96,700 96,839 100,543 96,739 92,578 x Annualization factor 4 4 4 4 4 Annualized office property adjusted EBITDAre 386,800 387,356 402,172 386,956 370,312 Trailing 12-mo studio cash NOI 34,943 37,017 38,087 38,261 35,850 Adjusted EBITDAre (Annualized) $ 421,743 $ 424,373 $ 440,259 $ 425,217 $ 406,162 Total Consolidated unsecured and secured debt 2,998,350 3,260,352 2,845,459 2,744,960 2,850,099 Less: Consolidated cash and cash equivalents (45,052) (392,136) (46,224) (56,777) (48,172) Consolidated debt, net $ 2,953,298 $ 2,868,216 $ 2,799,235 $ 2,688,183 $ 2,801,927 Adjusted EBITDAre (annualized) / Consolidated debt, net 7.0x 6.8x 6.4x 6.3x 6.9x Page 57 of 57

Los Angeles | Silicon Valley | San Francisco | Seattle | Vancouver HudsonPacificProperties.com